The Masters’ Select Funds Trust

Prospectus
(Share Class – Ticker Symbol)

The Masters’ Select Equity Fund
Institutional Class – MSEFX
Investor Class – MSENX
The Masters’ Select International Fund
Institutional Class – MSILX
The Masters’ Select Value Fund
Institutional Class – MSVFX
The Masters’ Select Smaller Companies Fund
Institutional Class – MSSFX
The Masters’ Select Focused Opportunities Fund
Institutional Class – MSFOX

April 29, 2011

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

Summary Section	The Masters’ Select Equity Fund

Summary Section

The Masters’ Select Equity Fund

Investment Objective

The Masters’ Select Equity Fund (the “Equity Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%	2.00%
Exchange Fees	None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Fund Operating Expenses(1)	1.29%	1.54%
(1)           The Total Annual Fund Operating Expenses for the Equity Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the prospectus, which reflects the additional 0.02% of expenses that Litman/Gregory voluntarily waived.

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Equity Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$131	$409	$708	$1,556
Investor Class	$157	$486	$839	$1,834

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Equity Fund are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Fund’s performance.  During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 77.22% of the average value of its portfolio.

Table of Contents - Prospectus

Summary Section	The Masters’ Select Equity Fund

Principal Strategies

Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the advisor to the Equity Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a very high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Equity Fund’s strategy is to engage a number of proven managers as sub-advisors (each, a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential.  Under normal conditions, the Equity Fund invests at least 80% of its net assets in equity securities, and each sub-advisor manages a portion of the Equity Fund’s assets by independently managing a portfolio typically composed of at least 5, but not more than 15 stocks.  Equity securities in which the Equity Fund may invest include common stocks, preferred stocks and convertible debt securities, which may be converted on specified terms into stock of the issuer.  The Fund invests primarily in the securities of large-, mid- and small-sized U.S. companies, although the managers also have flexibility to invest in the securities of foreign companies (up to 50% of the Equity Fund’s net assets may be invested in foreign equity securities, which may include emerging markets).  Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate.  By executing this strategy, the Equity Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 100) and industries while allowing each manager to run a portion of the portfolio focused on only its favorite stocks; and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Equity Fund to the risk of losing money if the value of the stocks held by the Equity Fund declines during the period an investor owns shares in the Equity Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Equity Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Equity Fund.

•
Smaller Companies Risk.  The Equity Fund may invest a portion of its assets in the securities of small- and mid-sized companies.  Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

Table of Contents - Prospectus

Summary Section	The Masters’ Select Equity Fund

•
Foreign Company and Emerging Markets Risk.  The Equity Fund may invest a portion of its assets in stocks of companies based outside of the United States.  Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Multi-Style Management Risk.  Because portions of the Equity Fund's assets are managed by different portfolio managers using different styles, the Equity Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund.  The bar chart shows changes in the performance of the Equity Fund’s Institutional Class shares from year to year.  The table below shows how the Equity Fund’s average annual returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not necessarily indicate how the Equity Fund will perform in the future.  Updated performance information is available on the Equity Fund’s website at www.mastersfunds.com.

Masters’ Select Equity Fund - Institutional Class
Calendar Year Total Returns

During the periods shown above, the highest and lowest quarterly returns earned by the Equity Fund were:

Highest: 21.39% Quarter ended June 30, 2009

Lowest: -29.78% Quarter ended December 31, 2008

Table of Contents - Prospectus

Summary Section	The Masters’ Select Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2010)

Masters’ Select Equity Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	19.21%	0.92%	2.64%
Return After Taxes on Distributions	19.21%	0.29%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	12.49%	0.73%	2.25%
Investor Class
Return Before Taxes	19.04%	0.71%	2.41%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.93%	2.74%	2.16%
Lipper Multi-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	16.64%	2.95%	2.57%

The Equity Fund’s Investor Class commenced operations on April 30, 2009.  Performance shown prior to the inception of the Investor Class reflects the performance of the Institutional Class, adjusted to reflect expenses applicable to Investor Class shares.

The Equity Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the Equity Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment.  After-tax returns are shown for only the Equity Fund’s Institutional Class, and after-tax returns for the Equity Fund’s Investor Class will vary.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Equity Fund, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Manager	Managed the Equity Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	1996
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Sub-Advisor	Portfolio Manager	Managed the Equity Fund Since:

Davis Selected Advisers, L.P.	Christopher Davis, Chairman	1999
	Kenneth Feinberg, Vice President	2002

Friess Associates, LLC	Bill D’Alonzo, Chief Executive Officer and Chief Investment Officer	2002

Southeastern Asset Management, Inc.	Mason Hawkins, Lead Portfolio Manager	1996

Harris Associates L.P.	Clyde McGregor, CFA, Portfolio Manager	2008

Table of Contents - Prospectus

Summary Section	The Masters’ Select Equity Fund

Sub-Advisor	Portfolio Manager	Managed the Equity Fund Since:

Sands Capital Management, LLC	Frank Sands, Jr. , CFA, Chief Investment Officer and Chief Executive Officer	2008
	A. Michael Sramek, CFA, Senior Portfolio Manager	2008

Turner Investment Partners, Inc.	Robert Turner, CFA, Chairman and Chief Investment Officer	2008
	Frank Sustersic, CFA, Senior Portfolio Manager/Security Analyst	2010
	Jason Shrotberger, CFA, Portfolio Manager/Security Analyst	2010

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	1996

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 26 of this Prospectus.

Table of Contents - Prospectus

Summary Section	The Masters’ Select International Fund

Summary Section

The Masters’ Select International Fund

Investment Objective

The Masters’ Select International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%	2.00%
Exchange Fees	None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.06%	1.06%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.28%	1.53%
Fee Waiver and/or Expense Reimbursement	-0.14%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.14%	1.39%

(1)      Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the advisor to the International Fund, has contractually agreed to waive a portion of the percentage management fee rate on the daily net assets of the International Fund so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman/Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion through April 30, 2012.  This agreement may be terminated at any time by the Board of Trustees of the Masters’ Select Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman/Gregory and Litman/Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date.  Litman/Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

(2)      The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the International Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the prospectus, which reflects the additional 0.03% of expenses that Litman/Gregory voluntarily waived.

Example

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the International Fund's operating expenses remain the same (taking into account the contractual expense waiver only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$116	$392	$689	$1,533
Investor Class	$142	$470	$821	$1,812

Table of Contents - Prospectus

Summary Section	The Masters’ Select International Fund

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the International Fund are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance.  During the most recent fiscal year, the International Fund’s portfolio turnover rate was 98.74% of the average value of its portfolio.

Principal Strategies

Litman/Gregory, the advisor to the International Fund, believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes that a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the International Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential.  Under normal conditions, each sub-advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks.  Under normal market conditions, the International Fund will invest at least 80% of its net assets in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets.  Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate.  The managers have limited flexibility to invest in the securities of U.S. companies. By executing this strategy, the International Fund seeks to:

•	combine the efforts of several experienced, world-class international managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 90) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.  The International Fund’s managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the International Fund declines during the period an investor owns shares in the International Fund.  The following risks could affect the value of your investment:

Table of Contents - Prospectus

Summary Section	The Masters’ Select International Fund

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the International Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the International Fund.

•
Foreign Company and Emerging Markets Risk.  The International Fund will normally be invested in securities of companies based outside of the United States.  Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Emerging Markets Risk.  The International Fund may invest a portion of its assets in emerging market countries.  Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets.  Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•
Smaller Companies Risk.  The International Fund may invest a portion of its assets in the securities of small- and mid-sized companies.  Securities of small- and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•
Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the International Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the International Fund’s shareholders.

•
Multi-Style Management Risk.  Because portions of the International Fund's assets are managed by different portfolio managers using different styles, the International Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the International Fund.  The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year.  The table below shows how the International Fund’s average annual returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not necessarily indicate how the International Fund will perform in the future.  Updated performance information is available on the International Fund’s website at www.mastersfunds.com.

Table of Contents - Prospectus

Summary Section	The Masters’ Select International Fund

Masters’ Select International Fund – Institutional Class
Calendar Year Total Returns

During the periods shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest: 26.71% Quarter ended June 30, 2009

Lowest: -24.94% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2010)

Masters’ Select International Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	15.86%	5.49%	6.08%
Return After Taxes on Distributions	15.67%	3.71%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	10.31%	4.19%	4.96%
Investor Class
Return Before Taxes	15.58%	5.23%	5.81%
S&P Global (ex U.S.) LargeMidCap Index (reflects no deduction for fees, expenses or taxes)	11.89%	5.55%	5.93%
Lipper International Large-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	8.83%	2.33%	3.06%

The International Fund’s Investor Class commenced operations on April 30, 2009.  Performance shown prior to the inception of the Investor Class reflects the performance of the Institutional Class, adjusted to reflect expenses applicable to Investor Class shares.

The International Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the International Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment.  After-tax returns are shown for only the International Fund’s Institutional Class, and after-tax returns for the International Fund’s Investor Class will vary.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the International Fund, a tax deduction is provided that benefits the investor.

Table of Contents - Prospectus

Summary Section	The Masters’ Select International Fund

Management

Investment Advisor	Portfolio Manager	Managed the International Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	1997
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Sub-Advisor	Portfolio Manager	Managed the International Fund Since:

Thornburg Investment Management, Inc.	Bill Fries, Co-Portfolio Manager	2003
	Vinson Walden, Co-Portfolio Manager	2008

Marsico Capital Management, LLC	James Gendelman, Portfolio Manager and Senior Analyst	2005

Harris Associates L.P.	David Herro, Portfolio Manager and Chief Investment Officer, International	1997

Mastholm Asset Management, LLC	Ted Tyson, Managing Director	1999
	Doug Allen, Portfolio Manager	1999

Third Avenue Management, LLC	Amit Wadhwaney, Portfolio Manager	2005

Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007
	Jean-Francois Ducrest, Portfolio Manager	2007
	Jim LaTorre, CFA, Portfolio Manager	2007
	Ted Wendell, Portfolio Manager	2007

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 26 of this Prospectus.

Table of Contents - Prospectus

Summary Section	The Masters’ Select Value Fund

Summary Section

The Masters’ Select Value Fund

Investment Objective

The Masters’ Select Value Fund (the “Value Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees (paid directly from your investment)
Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%
Exchange Fees	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	1.10%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver and/or Expense Reimbursement	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.38%

(1)      Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the advisor to the Value Fund, has contractually agreed to waive its advisory fee by 0.02% of the Value Fund’s daily net assets through April 30, 2012.  This agreement may be terminated at any time by the Board of Trustees of the Masters’ Select Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman/Gregory, and Litman/Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date.  Litman/Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

(2)      The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Value Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the prospectus, which reflects the additional 0.01% of expenses that Litman/Gregory voluntarily waived.

Example

This example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Value Fund’s operating expenses remain the same (taking into account the contractual expense waiver only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$140	$441	$764	$1,678

Table of Contents - Prospectus

Summary Section	The Masters’ Select Value Fund

Portfolio Turnover

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Value Fund are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Fund’s performance.  During the most recent fiscal year, the Value Fund’s portfolio turnover rate was 41.67% of the average value of its portfolio.

Principal Strategies

Litman/Gregory, the advisor to the Value Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Value Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential.  Under normal conditions, each sub-advisor manages a portion of the Value Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks.  The Value Fund is non-diversified, which means that the securities laws do not limit the percentage of assets it may invest in any one issuer, and therefore, it may hold larger positions in a smaller number of individual securities than a diversified fund.  The Value Fund typically invests in the securities of mid- and large-sized U. S. companies, although the managers have the flexibility to invest in the securities of small companies.  Additionally, up to 50% of the Value Fund’s net assets may be invested in foreign securities, including in emerging markets.  And, to a much smaller extent, the Value Fund also invests in distressed companies, which Litman/Gregory considers to be companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.  The Value Fund’s investments in distressed companies typically involve the purchase of high-yield bonds (“junk bonds”), bank debt or other indebtedness of such companies.  The Value Fund may invest in junk bonds rated BB (or lower) or Ba (or lower), by Standard & Poor’s or Moody’s Investor Services, respectively. By executing this strategy, the Value Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time; and

•	deliver a value-oriented portfolio that is prudently varied in terms of the number of stocks.

All of the managers selected to pick securities for the Value Fund utilize a value approach to stock selection.  In general, value investors seek to invest in companies whose stocks they deem to be undervalued.  Their value analysis may focus on metrics such as earnings, cash flow, private market value, intrinsic value, liquidation value or other factors.  In assessing a company, a value investor will review financial statements and may assess the quality of management, competitive forces, industry outlook, capital structure, lifecycle issues, growth potential and other factors.  At times, stocks of companies undergoing temporary hardships may be purchased.  Each of the Value Fund’s managers has their own unique approach to company analysis and may define value differently.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Table of Contents - Prospectus

Summary Section	The Masters’ Select Value Fund

Principal Risks

Investment in stocks exposes shareholders of the Value Fund to the risk of losing money if the value of the stocks held by the Value Fund declines during the period an investor owns shares in the Value Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Value Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Value Fund.

•
Non-Diversification Risk.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Value Fund may have a greater impact on the Value Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•
Foreign Company and Emerging Markets Risk.  The Value Fund may invest a portion of its assets in securities of companies based outside of the United States.  Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Smaller Companies Risk.  The Value Fund may invest a portion of its assets in the securities of small- and mid-sized companies.  Securities of small- and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•
Distressed Companies Risk.  The Value Fund may invest a portion of its assets in securities of distressed companies.  Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•
Multi-Style Management Risk.  Because portions of the Value Fund's assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Value Fund.  The bar chart shows changes in the performance of the Value Fund’s Institutional Class shares from year to year.  The table below shows how the Value Fund’s average annual returns for the 1-year, 5-year and since inception periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not necessarily indicate how the Value Fund will perform in the future.  Updated performance information is available on the Value Fund’s website at www.mastersfunds.com.

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Summary Section	The Masters’ Select Value Fund

Masters’ Select Value Fund – Institutional Class
Calendar Year Total Returns

During the period shown above, the highest and lowest quarterly returns earned by the Value Fund were:

Highest: 25.90% Quarter ended June 30, 2009

Lowest: -27.32% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2010)
Masters’ Select Value Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	11.30%	-0.76%	3.66%
Return After Taxes on Distributions	11.07%	-1.39%	3.23%
Return After Taxes on Distributions and Sale of Fund Shares	7.34%	-0.73%	3.13%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	16.23%	1.45%	3.63%
Lipper Large-Cap Value Funds Index (reflects no deduction for fees, expenses or taxes)	13.03%	1.53%	1.90%

The Value Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the Value Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Value Fund, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Manager	Managed the Value Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	2000
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

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Summary Section	The Masters’ Select Value Fund

Sub-Advisor	Portfolio Manager	Managed the Value Fund Since:

Southeastern Management, Inc.	Mason Hawkins, Lead Portfolio Manager	2000

Harris Associates L.P.	Clyde McGregor, CFA, Portfolio Manager	2008
	Bill Nygren, CFA, Portfolio Manager	2000

Franklin Mutual Advisers, LLC	Peter Langerman, CEO, President	2006
	Philippe Brugere-Trelat, Executive Vice President	2010

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 26 of this Prospectus.

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Summary Section	The Masters’ Select Smaller Companies Fund

Summary Section

The Masters’ Select Smaller Companies Fund

Investment Objective

The Masters’ Select Smaller Companies Fund (the “Smaller Companies Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Smaller Companies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Smaller Companies Fund.

Shareholder Fees (paid directly from your investment)
Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%
Exchange Fees	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	1.14%
Distribution (12b-1) Fees	None
Other Expenses	0.42%
Total Annual Fund Operating Expenses(1)	1.56%
(1)           The Total Annual Fund Operating Expenses for the Smaller Companies Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the prospectus, which reflects the additional 0.01% of expenses that Litman/Gregory voluntarily waived.

Example

This example is intended to help you compare the cost of investing in the Smaller Companies Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Smaller Companies Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Smaller Companies Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$159	$493	$850	$1,856

Portfolio Turnover

The Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Smaller Companies Fund are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Smaller Companies Fund’s performance.  During the most recent fiscal year, the Smaller Companies Fund’s portfolio turnover rate was 113.76% of the average value of its portfolio.

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Summary Section	The Masters’ Select Smaller Companies Fund

Principal Strategies

Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the advisor to the Smaller Companies Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Smaller Companies Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor’), with each manager investing in the securities of smaller companies that it believes have strong appreciation potential.  Under normal conditions, each sub-advisor manages a portion of the Smaller Companies Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks.  Under normal market conditions, the Smaller Companies Fund invests at least 80% of its net assets in securities of small- and mid-sized U.S. companies.  The managers have limited flexibility to invest in the securities of foreign companies, including emerging markets (up to 15% of the Smaller Companies Fund’s net assets may be invested in foreign securities).  By executing this strategy, the Smaller Companies Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 50 to 75) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

Litman/Gregory defines a “smaller company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2500® Index which, as of March 31, 2011, was $11.0 billion.  The Russell 2500® Index measures the performance of 2,500 small- and mid-sized companies with market capitalizations averaging $3.0 billion as of March 31, 2011.  Generally, Litman/Gregory believes the majority of the Smaller Companies Fund’s holdings will typically fall within the range of the Russell 2000® Index, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns.  As of March 31, 2011, the largest company in the Russell 2000® Index had a market capitalization of $5.7 billion.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.  The Smaller Companies Fund’s investment managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the Smaller Companies Fund to the risk of losing money if the value of the stocks held by the Smaller Companies Fund declines during the period an investor owns shares in the Smaller Companies Fund.  The following risks could affect the value of your investment:

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Summary Section	The Masters’ Select Smaller Companies Fund

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Smaller Companies Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Smaller Companies Fund.

•
Smaller Companies Risk.  The Smaller Companies Fund may invest a portion of its assets in the securities of small- and, at times, mid-sized companies.  Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•
Foreign Company and Emerging Markets Risk.  The Smaller Companies Fund may invest a portion of its assets in securities of companies based outside of the United States.  Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Smaller Companies Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Smaller Companies Fund’s shareholders.

•
Multi-Style Management Risk.  Because portions of the Smaller Companies Fund's assets are managed by different portfolio managers using different styles, the Smaller Companies Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Smaller Companies Fund.  The bar chart shows changes in the performance of the Smaller Companies Fund’s Institutional Class shares from year to year.  The table below shows how the Smaller Companies Fund’s average annual returns for the 1-year, 5-year and since inception periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not necessarily indicate how the Smaller Companies Fund will perform in the future.  Updated performance information is available on the Smaller Companies Fund’s website at www.mastersfunds.com.

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Summary Section	The Masters’ Select Smaller Companies Fund

Masters’ Select Smaller Companies Fund – Institutional Class
Calendar Year Total Returns

During the period shown above, the highest and lowest quarterly returns earned by the Smaller Companies Fund were:

Highest: 31.77% Quarter ended June 30, 2009

Lowest: -28.14% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2010)
Masters’ Select Smaller Companies Fund	One Year	Five Years	Since Fund Inception (6/30/03)
Institutional Class
Return Before Taxes	22.26%	2.52%	7.50%
Return After Taxes on Distributions	22.26%	1.75%	6.72%
Return After Taxes on Distributions and Sale of Fund Shares	14.47%	1.97%	6.32%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	26.86%	4.47%	9.11%
Lipper Small-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	25.69%	4.76%	9.53%

The Smaller Companies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the Smaller Companies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Smaller Companies Fund, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Manager	Managed the Smaller Companies Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	2003
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

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Summary Section	The Masters’ Select Smaller Companies Fund

Sub-Advisor	Portfolio Manager	Managed the Smaller Companies Fund Since:

Friess Associates, LLC	Bill D’Alonzo, Chief Executive Officer and Chief Investment Officer	2003

Reed Conner & Birdwell, LLC	Jeff Bronchick, Principal, Portfolio Manager/Analyst	2007
	Tom Kerr, Principal, Portfolio Manager/Analyst	2007

Copper Rock Capital Partners, LLC	Tucker Walsh, Portfolio Manager	2006

First Pacific Advisors, LLC	Dennis Bryan, Partner	2010
	Rikard Ekstrand, Partner	2010

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	2003

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 26 of this Prospectus.

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Summary Section	The Masters’ Select Focused Opportunities Fund

Summary Section

The Masters’ Select Focused Opportunities Fund

Investment Objective

The Masters’ Select Focused Opportunities Fund (the “Focused Opportunities Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Focused Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Focused Opportunities Fund.

Shareholder Fees (paid directly from your investment)
Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%
Exchange Fees	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	1.10%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.45%
Fee Waiver and/or Expense Reimbursement	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.37%

(1)           Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), the advisor to the Focused Opportunities Fund, has contractually agreed to waive its advisory fee by 0.08% of the Focused Opportunities Fund’s daily net assets through April 30, 2012.  This agreement may be terminated at any time by the Board of Trustees of the Masters’ Select Funds Trust (the “Trust’) upon sixty (60) days’ written notice to Litman/Gregory, and Litman/Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date.  Litman/Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

(2)           The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Focused Opportunities Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the prospectus, which reflects the additional 0.02% of expenses that Litman/Gregory voluntarily waived.

Example

This example is intended to help you compare the cost of investing in the Focused Opportunities Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Focused Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Focused Opportunities Fund’s operating expenses remain the same (taking into account the contractual expense waiver only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$139	$451	$785	$1,728

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Summary Section	The Masters’ Select Focused Opportunities Fund

Portfolio Turnover

The Focused Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Focused Opportunities Fund are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Focused Opportunities Fund’s performance.  During the most recent fiscal year, the Focused Opportunities Fund’s portfolio turnover rate was 45.47% of the average value of its portfolio.

Principal Strategies

Litman/Gregory, the advisor to the Focused Opportunities Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Focused Opportunities Fund’s strategy is to engage several proven managers as sub-advisors (each a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential.  Under normal conditions, each sub-advisor manages a portion of the Focused Opportunities Fund’s assets independently by managing a portfolio typically composed of between 5 and 7 stocks. The Focused Opportunities Fund is “non-diversified,” which means that the securities laws do not limit the percentage of assets it may invest in any one issuer, and therefore, it may hold larger positions in a smaller number of individual securities than a diversified fund.  Litman/Gregory believes that concentrating the Focused Opportunities Fund’s portfolio in a select, limited number of securities allows the sub-advisors’ highest conviction ideas to have a meaningful impact on the Focused Opportunities Fund’s performance. For example, with three sub-advisors, the Focused Opportunities Fund could own as few as 15 securities. Litman/Gregory believes limiting the number of holdings improves the long-term return opportunity because the portfolio contains only stocks of the sub-advisors’ very highest-conviction ideas.

The Focused Opportunities Fund typically invests in the securities of large- and mid-sized U.S. companies, although the managers may also invest without limit in the securities of non-U.S. companies.  At times, securities of non-U.S. companies may make up a material portion of the overall portfolio.  The managers may also own securities of smaller companies, though these are expected to be a lesser portion of the overall fund portfolio. In addition, to a limited extent, the Focused Opportunities Fund may invest in distressed companies, which Litman/Gregory considers to be companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.  The Focused Opportunities Fund’s investments in distressed companies typically involve the purchase of high-yield bonds (“junk bonds”), bank debt or other indebtedness of such companies.  The Focused Opportunities Fund may invest in junk bonds rated BB (or lower) or Ba (or lower) by Standard & Poor’s or Moody’s Investor Services, respectively.

By executing this strategy, the Focused Opportunities Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access only the very highest-conviction stock-picking ideas of each manager at any point in time; and

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Summary Section	The Masters’ Select Focused Opportunities Fund

•	reduce the risk of non-diversification at the overall portfolio level by incorporating managers with different stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Focused Opportunities Fund to the risk of losing money if the value of the stocks held by the Focused Opportunities Fund declines during the period an investor owns shares in the Focused Opportunities Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Focused Opportunities Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Focused Opportunities Fund.

•
Non-Diversification Risk.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Focused Opportunities Fund may have a greater impact on the Focused Opportunities Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Focused Opportunities Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•
Foreign Company and Emerging Markets Risk.  The Focused Opportunities Fund may invest a portion of its assets in securities of companies based outside of the United States.  Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Smaller Companies Risk.  The Focused Opportunities Fund may invest a portion of its assets in the securities of small- and mid-sized companies.  Securities of small- and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•
Distressed Companies Risk.  The Focused Opportunities Fund may invest a portion of its assets in securities of distressed companies.  Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•
Multi-Style Management Risk.  Because portions of the Focused Opportunities Fund's assets are managed by different portfolio managers using different styles, the Focused Opportunities Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Table of Contents - Prospectus

Summary Section	The Masters’ Select Focused Opportunities Fund

Performance

The following performance information provides some indication of the risks of investing in the Focused Opportunities Fund.  The bar chart shows changes in the performance of the Focused Opportunities Fund’s Institutional Class shares from year to year.  The table below shows how the Focused Opportunities Fund’s average annual returns for 1-year and since inception periods compare to those of a broad-based market index.  Past performance, before and after taxes, does not necessarily indicate how the Focused Opportunities Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.mastersfunds.com.

Masters’ Select Focused Opportunities Fund – Institutional Class
Calendar Year Total Returns

During the period shown above, the highest and lowest quarterly returns earned by the Focused Opportunities Fund were:

Highest: 30.29% Quarter ended June 30, 2009

Lowest: -27.48% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2010)
Masters’ Select Focused Opportunities Fund	One Year	Since Fund Inception (6/30/06)
Institutional Class
Return Before Taxes	15.13%	0.74%
Return After Taxes on Distributions	14.84%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	9.83%	0.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.05%	1.94%

The Focused Opportunities Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the Focused Opportunities Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Focused Opportunities Fund, a tax deduction is provided that benefits the investor.

Management

Investment Advisor	Portfolio Manager	Managed the Focused Opportunities Fund Since:

Litman/Gregory Fund Advisors, LLC	Kenneth Gregory, President	2006
	Jeremy DeGroot, CFA, Chief Investment Officer	2006

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Summary Section	The Masters’ Select Focused Opportunities Fund

Sub-Advisor	Portfolio Manager	Managed the Focused Opportunities Fund Since:

Davis Selected Advisers, L.P.	Christopher Davis, Chairman	2006
	Kenneth Feinberg, Vice President	2006

Franklin Mutual Advisers, LLC	Peter Langerman, CEO and President	2006
	Philippe Brugere-Trelat, Executive Vice President	2010

Sands Capital Management, LLC	Frank Sands, Jr. , CFA, Chief Investment Officer and Chief Executive Officer	2008
	A. Michael Sramek, CFA, Senior Portfolio Manager	2008

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 26 of this Prospectus.

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Summary Section	The Masters’ Select Focused Opportunities Fund

Summary of Other Important Information Regarding the Funds

Transaction Policies – All Funds

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (The Masters’ Select Funds Trust, c/o Boston Financial Data Services, P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary.  The minimum initial and subsequent investment amounts for each Fund are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$1,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	n/a	n/a	n/a

Tax Information – All Funds

The Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Description of Principal Investment Risks

Description of Principal Investment Risks

The principal risks for each Fund are identified in the Funds’ Summary Sections and are described in further detail below.  Additional information about the principal risks is included in the Funds’ Statement of Additional Information (“SAI”).

Distressed Companies Risk
Investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies.  Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company.  Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies.  By purchasing all or a part of a company’s direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders.  A Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy.  Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves the risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost.  Purchasers of participations, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness.  In addition, a Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness.  When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Emerging Markets Risk
Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets.  Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world.  Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country.  Emerging market securities typically present even greater exposure to the risks described under “Foreign Company Risk” and may be particularly sensitive to certain economic changes.  For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.  Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors.  Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

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Description of Principal Investment Risks

Foreign Company Risk
Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of a foreign investment.  Foreign investments are also subject to risks including trade settlement, custodial, and other operational risks and those related to potentially higher withholding and other taxes and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Market Risk
The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

Multi-Style Management Risk
Because portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Non-Diversification Risk
A non-diversified Fund may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by a Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return than would be the case in a diversified fund holding a larger number of securities. This may make a Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

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Description of Principal Investment Risks

Smaller Companies Risk
Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies.  Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.  Smaller companies may have no or relatively short operating histories or may be newer public companies.  Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Portfolio Turnover Risk
High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders.

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Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Fund Management and Investment Styles

The Advisor

The Funds are managed by Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”), 4 Orinda Way, Orinda, California, 94563.  Litman/Gregory has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Funds (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Masters’ Select Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Kenneth E. Gregory is a Trustee of the Trust, Co-Portfolio Manager of the Funds and the President of Litman/Gregory. Gregory is also President, Chief Strategist and a member of Litman/Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm that is affiliated with, and provides research to, Litman/Gregory.  Gregory co-founded LGAM in 1987.  LGAM owns Litman/Gregory Analytics, the publisher of AdvisorIntelligence.com, a web-based investment research service.  Gregory also co-founded L/G Research, Inc., an affiliated firm that publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. Gregory has been in the investment business since 1979, and he has an MBA from the University of Michigan’s Ross School of Business.

Jeremy DeGroot, CFA, is the other Co-Portfolio Manager of the Funds.  He is also a member of LGAM and serves as its Chief Investment Officer.  Prior to joining Litman/Gregory in 1999, DeGroot was a Manager in KPMG Peat Marwick's Economic Consulting Services practice since 1998.  From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients.  He has a Master’s degree in Economics from the University of California Berkeley.

Together, Gregory and DeGroot are responsible for monitoring the day-to-day activities of the portfolio managers and overseeing all aspects of Litman/Gregory’s responsibilities with respect to the Funds.

Asset Level Limitations

Litman/Gregory believes that high levels of assets under management can be detrimental to certain investment strategies.  Litman/Gregory also believes that relatively low levels of assets under management can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is Litman/Gregory’s belief that asset levels are particularly relevant to the Funds given their concentrated investment strategy.  Because of this belief, each of the Funds may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that Litman/Gregory and the sub-advisors believe to be optimal in allowing for a high degree of flexibility on a per-sub-advisor basis.  Alternatively, additional sub-advisors may be added to the Funds to expand capacity in order to avoid closing to new shareholders or to avoid “hard closing” to existing shareholders.  Litman/Gregory will add a new sub-advisor only if, in its opinion, the sub-advisor has the exceptional stock-picking skill and other traits Litman/Gregory requires of the existing managers.

Multi-Manager Issues

More on Multi-Style Management:  The investment methods used by the managers in selecting securities for the Funds vary.  The segment of each Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition.  Because selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment.  Litman/Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.  Litman/Gregory is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion.  Market performance may result in allocation drift among the managers of a Fund.  Litman/Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by Litman/Gregory.  Each manager independently selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.  A manager may occasionally hold more than the specified maximum number of holdings in its portfolio, which may be the result of an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or an overlap in selling a portfolio security while simultaneously adding a new security.

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Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

In the event a manager ceases to manage a segment of a Fund’s portfolio, Litman/Gregory will select a replacement manager or allocate the assets among the remaining managers.  The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.  Litman/Gregory may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Funds.

Temporary Defensive Positions:  Under unusual market conditions or for temporary defensive purposes, each Fund’s total assets may be invested in short-term, high-quality debt securities.  Defensive positions may be initiated by the individual portfolio managers or by Litman/Gregory.

Multi-Manager Exemptive Order:  Litman/Gregory has obtained an exemptive order from the SEC, which permits it, subject to certain conditions, to select new managers with the approval of the Board and without obtaining shareholder approval.  The order also permits Litman/Gregory to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes.  Shareholders have the right to terminate arrangements with a manager for a Fund by vote of a majority of the outstanding shares of that Fund.  The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent at 1-800-960-0188.

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Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Advisory Fees

Each Fund pays a monthly investment advisory fee to Litman/Gregory based on that Fund’s average daily net assets.  The table below illustrates the base fees paid to Litman/Gregory along with reduced fees paid on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Masters’ Select Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
Masters’ Select International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Masters’ Select Value Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Masters’ Select Smaller Companies Fund	First $450 million	1.14%
	Over $450 million	1.04%
Masters’ Select Focused Opportunities Fund	First $1 billion	1.10%
	Over $1 billion	1.00%

Litman/Gregory, not the Funds, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion.  As of December 31, 2010, based on the assets of each Fund and the asset allocation targets, Litman/Gregory pays fees to the sub-advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Annual Fee Rates Litman/Gregory Pays to Sub-Advisors
Masters’ Select Equity Fund	0.682%
Masters’ Select International Fund	0.557%
Masters’ Select Value Fund	0.680%
Masters’ Select Smaller Companies Fund	0.730%
Masters’ Select Focused Opportunities Fund	0.600%

Through April 30, 2012, Litman/Gregory has contractually agreed to waive a portion of its advisory fees for three of the Funds.  For the International Fund, Litman/Gregory has agreed to waive a portion of the percentage management fee rate on the daily net assets of the International Fund so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman/Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion.  For the Value Fund, Litman/Gregory has agreed to waive its advisory fee by 0.02% of the average daily net assets of the Value Fund.  For the Focused Opportunities Fund, Litman/Gregory has agreed to waive its advisory fee by 0.08% of the average daily net assets of the Focused Opportunities Fund.  Litman/Gregory also voluntarily waives a portion of its advisory fee from time to time.  Litman/Gregory has agreed not to seek recoupment of any advisory fee waived.

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Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

In 2010, the advisory fees paid and net fees retained by Litman/Gregory with respect to the Funds, after fee waivers and breakpoint adjustments, were as follows:

Fund	2010 Advisory Fees Paid by the Fund after Fee Waivers	2010 Aggregate Sub-Advisory Fees Paid by Litman/Gregory to Sub-Advisors	2010 Net Fees Retained by Litman/Gregory after Fee Waivers and Payments to Sub-Advisors
Masters’ Select Equity Fund	1.08%	.677%	.405%
Masters’ Select International Fund	0.92%	.554%	.366%
Masters’ Select Value Fund	1.07%	.674%	.400%
Masters’ Select Smaller Companies Fund	1.13%	.725%	.410%
Masters’ Select Focused Opportunities Fund	1.00%	.594%	.404%

A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with Litman/Gregory and each sub-advisor is included in the Funds’ Annual Report to Shareholders for the period ended December 31, 2010.

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Fund Management and Investment Styles	The Masters’ Select Equity Fund

The Masters’ Select Equity Fund – Sub-Advisors

The Equity Fund’s seven sub-advisors emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations.  Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened.

Litman/Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman/Gregory’s research, are judged to be among the best in their respective style groups.  The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, the Equity Fund invests at least 80% of the Equity Fund’s net assets in equity securities.  This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.  Under normal conditions, each manager’s portfolio segment typically includes a minimum of 5 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the total number of securities the Equity Fund may hold at any point in time will vary, it is generally expected that the Equity Fund will hold between 60 and 100 securities.  The target allocation of assets to the managers was designed with the specific objective of maintaining significant exposure to stocks of large- and mid-sized companies with a greater emphasis on U.S. domiciled companies.

The following table provides a description of the Equity Fund’s seven sub-advisors and their target levels of assets.  Asset levels will fluctuate and it is at the discretion of Litman/Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Equity Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Kenneth Feinberg Davis Selected Advisers, L.P.	20%	Mostly large companies	Blend
Bill D’Alonzo and Team Friess Associates, LLC	10%	All sizes but mostly small- and mid-sized companies	Growth
Mason Hawkins Southeastern Asset Management, Inc.	20%	All sizes and global; may have up to 50% in foreign stocks	Value
Clyde McGregor Harris Associates L.P.	20%	All sizes but mostly large- and mid-sized companies	Value

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Fund Management and Investment Styles	The Masters’ Select Equity Fund

Frank Sands, Jr. A. Michael Sramek Sands Capital Management, LLC	10%	All sizes but mostly large- and mid-size companies	Growth
Robert Turner Frank Sustersic Jason Shrotberger Turner Investment Partners, Inc.	10%	All sizes	Growth
Richard Weiss Wells Capital Management, Inc.	10%	All sizes but mostly small- and mid-sized companies	Blend

Masters’ Select Equity Fund Portfolio Managers

Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756

Christopher C. Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Equity Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”).  Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995, and also manages other equity funds advised by Davis Advisors.  Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995. Feinberg has served as a Portfolio Manager of Davis New York Venture Fund since May 1998 and also manages other equity funds advised by Davis Advisors.  Feinberg started with Davis Advisors as a Research Analyst in December 1994.  Davis Advisors has been a sub-advisor to the Equity Fund since 1996.

Approximately 20% of the Equity Fund’s assets are managed by Davis and Feinberg. Davis Advisors manages equity funds using the “Davis Investment Discipline.” Davis Advisors conducts extensive research to try to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at a discount to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits management teams at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of the following characteristics:

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Fund Management and Investment Styles	The Masters’ Select Equity Fund

First-Class Management
•	Proven track record
•	Significant alignment of interests in business
•	Intelligent application of capital

Strong Financial Condition and Satisfactory Profitability
•	Strong balance sheet
•	Low cost structure
•	High returns on capital

Strong Competitive Positioning
•	Non-obsolescent products / services
•	Dominant or growing market share
•	Global presence and brand names

After determining which companies it wishes to invest in, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ common stocks. Davis Advisors seeks common stocks that can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company if it believes the stock’s market price exceeds the Advisor’s estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to invest in the company is no longer attractive.

Bill D’Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D’Alonzo is the lead portfolio manager for the segment of the Equity Fund’s assets managed by Friess Associates, LLC (“Friess”).  D’Alonzo has been in the investment business since 1978, is Chairman of the Brandywine Funds and is Chief Executive and Chief Investment Officer of Friess.  Friess has been a sub-advisor to the Equity Fund since its inception in 1996.

Approximately 10% of the Equity Fund’s assets are managed by D’Alonzo and his team.  D’Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum.  Emphasis is placed on companies with market capitalization of less than $5 billion.  These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D’Alonzo may, however, purchase common stocks of well-known, highly researched mid- and large-sized companies if his team believes that their common stocks offer particular opportunity for long-term capital growth.

In selecting investments, D’Alonzo considers financial characteristics of an issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value.  D’Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management.  Greater weight is given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values.  A particular issuer’s dividend history is not considered important.

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Fund Management and Investment Styles	The Masters’ Select Equity Fund

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Equity Fund’s assets run by Southeastern Asset Management, Inc. (“Southeastern”).  Hawkins has been in the investment business since 1972 and was one of the original founders of Southeastern, which was founded in 1975 and of which he is now the majority owner.  He has managed the Longleaf Partners Fund since its inception in 1987 and the Longleaf Partners International Fund since its inception in 1998. Southeastern has been a sub-advisor to the Equity Fund since its inception in 1996.

Approximately 20% of the Equity Fund’s assets are managed by Southeastern, which uses a value-oriented approach to picking stocks.  Southeastern considers companies of all sizes, although most of its portion of the Equity Fund’s assets is expected to be invested in mid- and large-sized companies.  Southeastern has the flexibility, but is not required, to invest up to 50% of its portfolio segment in the securities of foreign companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth.  Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth.  Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time.  Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized.  Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer’s intrinsic value before purchasing a security.

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied.  The first assesses what Hawkins believes to be the real economic value of an issuer’s net assets; the second examines an issuer’s ability to generate free cash flow after required or maintenance capital expenditures.  After free cash flow is determined, conservative projections about its rate of future growth are made.  The present value of that stream of cash flow plus its terminal value are then calculated using a discount rate based on expected interest rates.  If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm’s length would accept for the whole company.  In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations.  Other considerations used in selecting potential investments include the following:

•	Indications of shareholder-oriented management

•	Evidence of financial strength

•	Potential earnings improvement

Clyde McGregor, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL  60602

Clyde McGregor is the portfolio manager responsible for the segment of the Equity Fund’s assets allocated to Harris Associates L.P. (“Harris”). McGregor is a portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund.  He earned a B.A. degree from Oberlin College and an M.B.A. from the University of Wisconsin-Madison.  McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 31 years of experience in the investment business.  McGregor became a portfolio manager at Harris in 1986.  Harris has been a sub-advisor to the Equity Fund since 2008.

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Fund Management and Investment Styles	The Masters’ Select Equity Fund

Approximately 20% of the Fund’s assets are managed by McGregor, who employs Harris’ value investment philosophy and process.  This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value.  By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business.  In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value.  In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company.  Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy.  Harris usually sells a stock when the price approaches its estimated worth.  This means Harris sets specific “buy” and “sell” targets for each stock held in its clients’ discretionary accounts.  Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.  Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to the companies’ intrinsic value.  In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

Frank Sands, Jr., CFA
A. Michael Sramek, CFA
Sands Capital Management, LLC
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank Sands, Jr. is the lead portfolio manager for the segment of the Equity Fund managed by the team at Sands Capital Management, LLC (“Sands Capital”).  Sands, Jr. is currently Chairman, Chief Executive Officer and Chief Investment Officer at Sands Capital.  Prior to joining Sands Capital, he was a portfolio manager and research analyst with Fayez, Sarofim and Company.  A. Michael Sramek began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001.  He is a Senior Portfolio Manager and Senior Research Analyst at Sands Capital.  Sands Capital was founded in February 1992 with the belief that a dedicated investment team committed to, and focused on, a high-quality growth investment strategy could create wealth for its clients over time. The investment strategy has been developed by Sands, Sr., who is the current Chairman of Sands Capital, and entered the investment management industry as an analyst in 1969. Besides Sands, Jr. and Sramek, the investment team is comprised of six senior members, who are supported by eight research analysts and nine research associates. Sands Capital is independent and 100% employee owned.  Sands Capital has been a sub-advisor to the Equity Fund since 2008.

The Sands Capital team manages approximately 10% of the assets of the Equity Fund.  The team believes that over longer periods of time, stock prices track earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. The team believes great investment ideas are rare and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Grassroots research—bottom-up and company focused—is the cornerstone of the team’s investment process.   All research analyses and conclusions are internally generated using a variety of internal and external data sources.

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Fund Management and Investment Styles	The Masters’ Select Equity Fund

The team seeks to identify the potential leaders in attractive business spaces. To identify such companies, the team evaluates six key factors:
(1)
Sustainable above-average earnings growth. The goal is to identify the key drivers of revenue and earnings growth that will allow a company to grow faster than the broad market for at least the next several years. The team generally invests in companies that have at least 15% to 16% annualized growth.

(2)
Leadership position in a promising business space. The team looks for companies with large and preferably growing market share. These companies typically achieve greater profitability than their peers.

(3)
Significant competitive advantage/unique business franchise. The team looks for companies with pricing power and significant barriers to entry.  Simply put, the team seeks to identify companies with moats to protect the business franchise.

(4)
Clear mission and value-added focus. The team examines management’s historical ability to execute business plans and evaluate customer feedback. The team prefers companies with an independent board of directors, a low percentage of stock options going to top management, the CEO’s salary aligned with shareholders’ interests (not excessive), and conservative accounting practices.

(5)
Financial strength. The team prefers companies with little or no debt, prudent use of leverage and rising levels of cash. The team frequently expects to see increasing return on invested capital over the period of time Sands Capital invests in a business.

(6)
Rational valuation relative to market and business prospects. While the team focuses its work on the business aspect of potential portfolio companies, it also pays attention to valuation. When adding new companies to the portfolio, the team is willing to pay a rational price, often a perceived premium. Over time the team tends to ignore short-term stock price movements and rarely, if ever, sells an investment in a company based on valuation alone.

To determine whether a company meets these criteria, one or more members of the team build the investment case. The investment case includes a proprietary detailed earnings model, an explanation as to exactly how the company meets the six criteria listed above, the key metrics by which the company can be measured, the outstanding/unresolved issues relating to the company, and the hypothetical sell case for the company. This information is shared with the rest of the team, and a vetting process ensues. The vetting process can last from several weeks to several months, during which additional questions are asked and answered, and additional information is gathered. After all outstanding issues are resolved, and with significant input from the team, the final investment decision is made.

Robert Turner, CFA
Frank Sustersic, CFA
Jason Shrotberger, CFA
Turner Investment Partners. Inc.
1205 Westlakes Drive
Suite 100
Berwyn, PA 19312

Robert (Bob) Turner, CFA, is the lead portfolio manager for the portion of the Equity Fund’s assets managed by Turner Investment Partners, Inc (“Turner Investments”). Turner has served as Chairman and Chief Investment Officer of Turner Investments since 1990. He is the lead portfolio manager for Turner Investments’ Large Cap Growth and Global Growth investment strategies.  He is a member of the analyst team that covers the technology and telecommunications sector.  Frank Sustersic is a senior portfolio manager/global security analyst at Turner Investments.  He covers stocks in the healthcare sector.  Sustersic is lead manager of the Micro Cap Growth, Healthcare and Biotechnology Equity, and the Select Opportunities strategies.  He has worked at Turner Investments since 1994 and has 22 years of investment experience.  Prior to joining Turner Investments, Sustersic was a portfolio manager at First Fidelity Bank Corporation.  Jason Shrotberger is a senior portfolio manager/global security analyst at Turner Investments.  He covers stocks in the consumer sector.  Shrotberger is the lead manager of Turner Investment’s Global Consumer and SMID Cap strategies.  He has worked at Turner Investments since 2001 and has 17 years of investment experience.  Prior to joining Turner Investments, Shrotberger was an investment analyst at BlackRock Financial Management, and also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. Turner Investments was founded in 1990 by Bob Turner, Mark Turner, and Chris McHugh. It is 100% employee owned, and approximately 68% of employees are owners (as of December 31, 2010).  Turner Investments has been a sub-advisor to the Equity Fund since 2008.

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Fund Management and Investment Styles	The Masters’ Select Equity Fund

Turner Investments manages approximately 10% of the assets of the Equity Fund.  Turner Investments takes a team approach to investment management. Each member of the U.S. Growth Equity Investment Team at Turner Investments has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Some team members have additional responsibility as lead or back-up managers for Turner Investments’ various equity strategies (e.g., small-cap growth, mid-cap growth, large-cap growth). Turner Investments believes the best investment decisions result from informed collaboration between the senior portfolio manager and a team of experienced analysts. Analysts are expected to be experts in their sectors, and portfolio managers are relied upon to implement Turner Investments’ investment discipline for their particular strategy.

Turner Investments’ investment philosophy is that earnings expectations drive stock prices. Turner Investments seeks to invest in companies whose growth is accelerating faster than the market consensus expects, and seeks to avoid companies whose growth is slowing down. Turner Investments applies the same investment process to all of its equity portfolios, which combines quantitative, fundamental, and technical analysis. Turner Investments’ proprietary quantitative model ranks companies by sector and market capitalization based on numerous factors that Turner Investments has determined to have the best predictive value in terms of future performance. Turner Investments’ portfolio managers and sector analysts focus on the screen's top-ranked companies (or companies moving up in the screen) in each sector for their fundamental research. Fundamental analysis centers on identifying companies with accelerating revenue and earnings growth, large potential market opportunity, and expanding margins, among other growth characteristics that will lead to better-than-expected earnings. This process can involve meeting with company management, talking to industry experts and competitors, and attending trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings. Once a stock is targeted for purchase (or sale in the case of a current holding), technical analysis is used to identify attractive entry (or exit) price points, although Turner Investments may sell quickly if a company misses earnings. Valuations are not a critical element of the buy or sell decision.

A current holding becomes a candidate for sale based upon evaluation of Turner Investments’ three elements of investment criteria: model ranking, fundamental analysis, and technical analysis. If any one of these three elements turns negative, Turner Investments carefully evaluates the fundamentals. Sell candidates are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Equity Fund's assets managed by Wells Capital Management, Inc. (“Wells Capital”).  Weiss has been in the investment business for over 30 years and is currently Senior Portfolio Advisor for Wells Capital.  Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008.  Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975.  Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund.  Weiss has managed a portion of the Equity Fund’s assets since the inception of the Equity Fund in 1996 and a portion of the Smaller Companies Fund since the inception of the Smaller Companies Fund in 2003.

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Fund Management and Investment Styles	The Masters’ Select Equity Fund

Approximately 10% of the Equity Fund's assets are managed by Weiss.  He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors.  Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value.  This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company.  Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value.  When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over.  The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Fund Management and Investment Styles	The Masters’ Select International Fund

The Masters’ Select International Fund – Sub-Advisors

The International Fund’s six sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States.  Under normal market conditions, the International Fund will invest at least 80% of its net assets in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets.  This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.  Each manager may invest in securities traded in both developed and emerging markets.  Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries.  There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States.  In most periods it is expected that the International Fund will hold securities in more than five countries.  Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The International Fund’s managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization.  Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened.  Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the International Fund will have significant exposure to large- and mid-sized foreign companies under normal market conditions.

Litman/Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman/Gregory’s research, are judged to be among the best relative to their respective peer groups.  With respect to managers for the International Fund, Litman/Gregory has focused exclusively on stock pickers who emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

Litman/Gregory believes that bottom-up stock pickers have an advantage in foreign markets because:

•
It is Litman/Gregory’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•
Litman/Gregory believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than those in the United States.  Litman/Gregory believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on Litman/Gregory’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that it believes are relevant in specific countries.

The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 60 and 90 securities.

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Fund Management and Investment Styles	The Masters’ Select International Fund

The following table provides a description of the International Fund’s six sub-advisors and their target levels of assets.  Asset levels will fluctuate and it is at the discretion of Litman/Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden Thornburg Investment Management, Inc.	16-17%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman Marsico Capital Management, LLC	16-17%	All sizes but mostly large- and mid-sized companies	Growth
David Herro Harris Associates L.P.	16-17%	All sizes but mostly large- and mid-sized companies	Value
Ted Tyson and Team Mastholm Asset Management, LLC	16-17%	All sizes	Growth
Amit Wadhwaney Third Avenue Management, LLC	16-17%	All sizes	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Ted Wendell Northern Cross, LLC	16-17%	Mostly large- and mid-sized companies	Blend

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Fund Management and Investment Styles	The Masters’ Select International Fund

Masters’ Select International Fund Portfolio Managers

Bill Fries, CFA
W. Vinson Walden, CFA
Thornburg Investment Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM  87506

Bill Fries is the lead manager for the portion of the International Fund's assets managed by the team at Thornburg Investment Management, Inc. (“Thornburg”).  Fries joined Thornburg in 1995 as a Managing Director and Portfolio Manager.  At Thornburg he has managed the Thornburg International Value Fund since May of 1998 and the Thornburg Value Fund since October 1995.  Fries has been an investment manager to the International Fund since September 2003.  Vinson Walden joined Thornburg in 2002 and is co-portfolio manager and a Managing Director at Thornburg.  Thornburg has been a sub-advisor to the International Fund since 2003.

Fries has been in the investment management business since the early 1970s.  Prior to joining Thornburg he was Vice President of equities at USAA Investment Management Company, where he created the investment strategy for the USAA Income Stock Fund and was its original portfolio manager.  Fries also began managing the USAA Aggressive Growth Fund in early 1994, and he was in charge of the Basic Value Sector of the USAA Cornerstone Fund from 1984 to 1988.  Also at USAA, he served as investment advisor to the company's employee benefit plans and managed its insurance company equity portfolios from 1984 to 1988.  Fries began his investment career as a securities analyst and bank investment officer.  He received his designation as a Chartered Financial Analyst in 1974.  Fries also served in the U.S. Marine Corps as a Communications Officer from 1961 to 1964.  Walden began his investment career as an Associate at Lehman Brothers in 1998 and also worked as an Associate at IBIS Management prior to joining Thornburg in 2002.

Fries believes that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk.  His idea of value centers on his assessment of the intrinsic worth of an investment.  The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

The Fries team’s initial search for investment ideas involves the use of quantitative screens as well as other sources.  Starting with the international equity universe, the team screens Thornburg’s databases for companies that appear attractive across a number of value parameters.  The team looks for securities that have low price-to earnings, low price-to-cash flow and low price-to-book ratios.  Companies ranging from small-cap to large-cap are considered.  Additionally, screens are employed in order to identify stocks where business prospects may be improving.  The typical screen generates a list exceeding 125 stocks from which only a few may be selected for further research.

The team will not purchase a security simply because it is priced cheaply relative to the market.  The team spends the majority of its time on internal, bottom-up research, in its efforts to understand the fundamental merit of each stock that has been identified as promising.  These efforts include financial statement analysis, discussions with senior management of the companies, as well as consideration of the company's competitors, suppliers and clientele.  Fries seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock.  Many of the investments made may be contrary to the popular consensus at the time of purchase.  Ultimately, Fries and his team attempt to estimate the business value of each company.  In addition to estimating the business value for each stock, the analysis also seeks to identify where potential weaknesses may lie in an attempt to minimize downside risk.  Each of the researched stocks is classified into a category of value:

•	Basic Value – Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company's net assets or potential earning power

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Fund Management and Investment Styles	The Masters’ Select International Fund

•	Consistent Earners – Companies with steady earnings and dividend growth that are selling at attractive values and are priced below historical norms
•	Emerging Franchises – Companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above-average rate

The dynamics of the companies in those categories differ and, therefore, merit specific consideration within the context of that category.  For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require analysis of the companies' product cycles and the historical and prospective impact of the economy on their business.  Within the context of each value category, the team evaluates the most attractive prospects.  Generally, the segment of the International Fund's portfolio allocated to the team is expected to include stocks from each category.  Because of the diversification across these categories, the segment of the International Fund’s portfolio managed by the team will typically be eclectic and cannot be easily labeled as "growth" or "value," "small-cap" or "large-cap."

James Gendelman
Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, CO  80202

James Gendelman is the portfolio manager for the portion of the International Fund’s assets allocated to Marsico Capital Management, LLC (“Marsico”).  Gendelman has been in the investment business since 1987, and has served as the international equities portfolio manager and a senior analyst of Marsico since May 2000.  Prior to joining Marsico, Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co.  He holds a Bachelor’s degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago.  Gendelman was a certified public accountant with Ernst & Young from 1983 to 1985.  Marsico has been a sub-advisor to the International Fund since 2005.

In selecting investments for the International Fund, Gendelman takes a research intensive, hands-on fundamental approach.  Gendelman believes in combining top-down macroeconomic and thematic views with bottom-up stock selection to identify high-quality companies with attractive growth characteristics.  The ultimate objective is to find companies with earnings-growth potential that may not be recognized by the market at large.  He is typically drawn to companies where he can tangibly identify a sustainable market advantage, an event that could realize franchise value, or a unique low-cost advantage relative to competition.  In determining whether a particular company is suitable for investment, Gendelman and his team consider a number of different attributes.  These may include the company’s specific market expertise or dominance, its franchise durability and pricing power, financial attributes (with a preference for strong balance sheets, improving returns on equity, and the ability to generate free cash flow), the quality of management, and valuations in the context of the team’s projected growth rates.

In order to be flexible across the growth spectrum, Gendelman divides the growth universe into three categories—core growth, aggressive growth, and lifecycle change.  Core growth companies represent a group that the team has extensively modeled and where, in Gendelman’s view, the conviction level is high.  Aggressive growth companies are those that are generally trading at a premium valuation to their sector and/or market, but that also have higher growth expectations.  This category could also include higher-risk companies such as those in emerging markets or industries that are in the early stages of fast growth.  Lifecycle change companies are those that Gendelman believes to be undergoing meaningful fundamental changes such as new management, new products, or divestiture.

In identifying specific companies to research, Gendelman may consider macro-economic factors such as interest rates, inflation, central bank policy, credit spreads, the regulatory environment and the global competitive landscape.  In addition, Gendelman may also examine other factors such as industry consolidation and the sustainability of economic trends.  The objective of this “top-down” analysis is to identify sectors, industries and companies that may benefit from the overall trends Gendelman has observed.

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Fund Management and Investment Styles	The Masters’ Select International Fund

In researching companies, Gendelman and his team rely heavily on fundamental analysis.   Fundamental work generally starts with building a detailed financial model of a company.  The objective of this exercise is to identify key leverage points in the business that may drive earnings and cash flow.  Fundamental work also involves meeting with various levels of a company’s management and often also with its customers, suppliers, distributors, and competitors.  These meetings help Gendelman and his team confirm key leverage points in a business model and gain confidence in the overall business strategy.

Gendelman does not follow a rigid valuation discipline.  Rather, a company’s valuation is assessed on an ongoing basis in the context of its fundamentals, industry, and its stage of growth. Gendelman’s assessment of what stage the economic cycle is in may impact his valuation sensitivity.  Gendelman uses a variety of valuation metrics depending upon company-specific circumstances.  For example, he may use discounted-cash-flow analysis if he expects significant change in future cash flow, while for more mature industries he may find “metrics” such as price-to-earnings and free cash flow yield just as useful.

A stock may be sold for four main reasons.  A significant change in Gendelman’s macro or thematic outlook could lead to a shift in portfolio emphasis and trigger a sale. Valuations may become too expensive in relation to underlying earnings growth fundamentals.  An adverse change in fundamentals relative to the team’s expectations may also result in a sale.  Finally, a superior new idea can displace an existing holding.

David G. Herro, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

David Herro is the portfolio manager for the portion of the assets allocated to Harris Associates L.P. (“Harris”).  Herro has managed The Oakmark International Fund, The Oakmark International Small Cap Fund and The Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee.  He has been in the investment business since 1986.  Harris has been a sub-advisor to the International Fund since the International Fund’s inception in 1997.

Herro employs Harris’ value investment philosophy and process to manage his portion of the Fund’s assets.  This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value.  By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business.  In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value.  In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company.  Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy.  Harris usually sells a stock when the price approaches its estimated worth.  This means Harris sets specific “buy” and “sell” targets for each stock held in its clients’ discretionary accounts.  Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.  Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to the companies’ intrinsic values.  In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.  Harris attempts to manage some of the risks of investing in foreign securities by considering the relative political and economic stability of a company’s home country, the company’s ownership structure, and the company’s accounting practices.

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Fund Management and Investment Styles	The Masters’ Select International Fund

Theodore J. Tyson
Douglas R. Allen
Andrew Elofson
Daniel Kim
Mastholm Asset Management, LLC
601 Union Street, Suite 3720
Suite 3720
Seattle, WA  98101

Ted Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm Asset Management, LLC (“Mastholm”).  Prior to forming Mastholm in 1997, Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988.  He has been in the investment business since 1984. The Mastholm portfolio is managed by a team of portfolio managers led by Tyson and that includes Doug Allen, Andrew Elofson and Daniel Kim.  Mastholm has been a sub-advisor to the International Fund since 1999.

Mastholm’s investment approach is bottom-up all capitalization growth, primarily in developed markets.  Mastholm screens a universe of 28,000 companies on a daily basis to identify stocks with accelerating earnings or positive news impacting current or future earnings.  Companies that pass Mastholm’s initial screens are reviewed to identify purchase candidates with the following characteristics:

•	Clarity of accounting and confirmation of real earnings growth

•	Operating results significantly higher than analysts’ expectations

•	Wide divergence of analysts’ expectations

•	Stock price below historical average range

•	Trading liquidity that meets guidelines

Candidates with these characteristics become the highest priorities for fundamental analysis by the team.  Fundamental research is allocated among the portfolio managers based on country or industry expertise.

The fundamental analysis process is designed to uncover catalysts that drive earnings not fully recognized by the market.  Industry analysts are interviewed to understand the assumptions that led to their original earnings forecast, and companies are contacted to discuss how their explanation differs from that of industry analysts and to identify trends not recognized or fully discounted by the market.  Competitors, suppliers and vendors are questioned to cross-reference the information garnered from analysts and companies.  The portfolio managers spend a significant amount of time visiting with companies abroad that are in the portfolio or under consideration.

Investments are primarily concentrated in developed markets.  Mastholm tends to remain fully invested in stocks at all times, and does not hedge currencies except under rare circumstances.

Amit Wadhwaney
Third Avenue Management, LLC
622 Third Avenue
New York, NY  10017

Amit Wadhwaney is the portfolio manager for the segment of the International Fund’s assets managed by Third Avenue Management, LLC (“Third Avenue”).  Wadhwaney has managed foreign stock portfolios since 1996.  Wadhwaney is the founding manager of the Third Avenue International Value Fund, an open end mutual fund, as well as the Third Avenue Global Value Fund and the Third Avenue Emerging Markets Fund.  Wadhwaney also manages the Third Avenue International Value Fund UCITS for overseas investors, as well as institutional separate accounts.  Earlier in his career, Wadhwaney was a securities analyst, and subsequently Director of Research, for M.J. Whitman, Third Avenue’s affiliated broker-dealer.  Wadhwaney was also a paper and forest products analyst at Bunting Warburg, a Canadian brokerage firm. He began his career at Domtar, a Canadian forest products company.  He holds an M.B.A. in Finance from the University of Chicago, a B.A. with honors and an M.A. in Economics from Concordia University in Montreal (where he also taught economics) and B.S. degrees in Chemical Engineering and Mathematics from the University of Minnesota.  Third Avenue has been a sub-advisor to the International Fund since 2005.

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Fund Management and Investment Styles	The Masters’ Select International Fund

Wadhwaney manages portfolios with a value-oriented style that is focused on buying and holding stocks of businesses that he believes are “safe” and that are selling significantly below their intrinsic value.  To meet the safe criterion, businesses must be understandable and have strong finances and competent management.  A business’s finances are considered strong if the company has quality assets and if it is not heavily dependent on external capital by virtue of low debt levels in comparison to its existing and future cash resources.  Value is measured in various ways depending on the nature of a business, but in general, valuations are assessed based on either liquidation value or what a private buyer is willing to pay for the business.  In addition, Wadhwaney prefers businesses that are likely to compound their value over time. This could arise from a company’s leadership position in the industry or management’s ability to convert its resources in a competent fashion (such as sales of surplus land, purchases of businesses, re-financings, spin-offs, reorganizations, or repurchases of stock).

Wadhwaney’s research objective is to develop a comprehensive understanding of a company’s business model and its environment, assess its true value, and to compare the company’s position within its industry.  Significant emphasis is placed on the quality of management and the transparency a company provides with respect to real and contingent liabilities that may affect the integrity of the balance sheet.  Fundamental research is relied on to make these assessments, and focuses on analyzing the balance sheet rather than forecasting future revenues and earnings.  Wall Street research is seldom utilized.  Stockholder mailings, regulatory filings, financial statements, industry publications and conferences, and field research are utilized as primary sources of information on a company.  Interviewing company management, and meeting its peers, suppliers, and customers is also an important part of the process.

Wadhwaney tends to hold stocks for multi-year periods.  He will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company that significantly reduces the investment's inherent value, or when he believes the stock is clearly overvalued relative to his assessment of the underlying intrinsic value of the business.

Howard Appleby, CFA
Jean-Francois Ducrest
James LaTorre, CFA
Edward (“Ted”) E. Wendell, Jr.
Northern Cross, LLC
125 Summer Street, Suite 1470
Boston, MA 02110

Howard Appleby, Jean-Francois Ducrest, Jim LaTorre and Ted Wendell comprise the portfolio management team for the segment of the International Fund’s assets run by Northern Cross, LLC (“Northern Cross”).  Appleby, Ducrest, LaTorre and Wendell are the co-founders and principal owners of Northern Cross.  The architect of the Northern Cross investment philosophy was Hakan Castegren of Northern Cross Investments Ltd.  Appleby, a British citizen, has been engaged in the investment business since 1982.  Having started as an equity analyst for W. Greenwell & Co. covering basic materials and energy, Appleby moved to the USA in 1986 to pursue a 16-year sell-side career serving U.S. portfolio managers investing in non-U.S. equities in various research, sales and management roles.  This culminated in a senior equity sales/management position with ABN AMRO from 1994 to 2002.  In 2003 he became a founding partner and portfolio manager of Northern Cross.  Ducrest, a French citizen, has been engaged in the international equity business since 1988.  He started his career on the sell-side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors including industrials, consumers and utilities.  Between 1995 and 2001 he was a Senior Vice President and Principal of Cheuvreux’ New York-based U.S. operation serving U.S. institutions investing in European equities.  Ducrest joined the investment group as an analyst in 2002, and in 2003, he became a founding partner and portfolio manager of Northern Cross.  LaTorre began his career in the investment industry in 1982 with Merrill Lynch in New York.  In 1989, he became Vice President of Investments with the Ivy Fund group where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund.  In 1992, LaTorre began working with Hakan Castegren who was managing the Ivy International Fund and the Harbor International Fund.  He became Director of Research for Castegren in 1993.  From 1996 to 2002 LaTorre also managed the Harbor International Fund II.  In 2003, he became a founding partner and portfolio manager of Northern Cross.  Wendell has been involved in the investment management business since 1985.  Wendell provided operational support to the investment process developed by Castegren, and provided non-U.S. equity investment programs for mutual funds, ERISA plans and high net worth individuals.  Wendell is also a founding partner and portfolio manager of Northern Cross.  Northern Cross has been a sub-advisor to the International Fund since 2007.

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Fund Management and Investment Styles	The Masters’ Select International Fund

The team’s investment philosophy and process are characterized by:

•	An in-depth understanding of a company and its industry, which leads to a long investment time horizon (3-5+ years) and results in low portfolio turnover
•	Analysis of the attractiveness of countries and industries from a top-down perspective, though stocks are selected on a bottom-up basis
•	Stock selection, not top-down views, which determines industry and country weightings
•	Low portfolio turnover, which minimizes transaction and market-impact costs
•	An emphasis on quality “blue chip” companies with long-term catalysts that will lead to expanding profit margins
•	A willingness to think independently and deviate significantly from benchmark industry and country weightings
•	Concentration in its best ideas with the most attractive risk/reward potential

The investment process encompasses a top-down, thematic approach coupled with intensive, fundamental, bottom-up industry and company analysis.  It is not uncommon for an idea to be monitored for years before a position is taken.  Research is focused on identifying secular trends (rather than shorter-term cycles) that will drive margin expansion.  Patient due diligence of companies, countries and regions are critical to the investment process.  Northern Cross believes this due diligence, in combination with a top-down investment theme, provides the best opportunity to invest in truly undervalued companies.  Before qualifying a country for investment, Northern Cross analyzes the stability of its currency, political, social, and economic environment and its legal infrastructure.  Consequently, the team focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economic and political regimes appear stable and are believed to provide adequate protection to foreign shareholders.

Among the long-term drivers of stock price appreciation the team looks for are the following:

•	Margin expansion
•	Pricing power driven by industry consolidation
•	Franchise value
•	Restructuring
•	Asset plays

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Fund Management and Investment Styles	The Masters’ Select International Fund

On-site company meetings play an important role in the portfolio construction process, with each company held in the portfolio typically visited at least twice per year.  Contact with company management and other key people serve to help the team gain insight and understanding of the business’s operations and judge the strength of company management.  The team utilizes a worldwide network of brokers/traders and local contacts for additional insight and trade execution.

Rigid buy/sell price targets are avoided, and the relative attractiveness of a stock or group of similar stocks is continuously evaluated.  No single set of metrics is used to value all companies.  Typically, the team looks for companies with strong and sustainable market positions that are selling at low price/earnings multiples relative to other stocks in the same country and industry.  In addition to assessing a company’s relative price/earnings (“P/E”) ratio, other valuation metrics considered include the potential for long-term margin expansion compared to the enterprise value/sales multiple, the long-term sustainable free cash flow yield, and the absolute P/E ratio looking many years out.

Positions are commonly sold when:

•	A new idea presents better risk/reward characteristics
•	The stock’s price reaches the underlying business value
•	There is an adverse change in the economic, political or regulatory environment
•	Management fails to execute their business plan
•	There is an overwhelming change in the company’s policy of shareholder rights

The team does not plan to hedge currencies.  However, in a market where the local currency is expected to be weak, investments are often made in companies with assets or earning streams denominated in U.S. dollars.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Fund Management and Investment Styles	The Masters’ Select Value Fund

The Masters’ Select Value Fund – Sub-Advisors

Litman/Gregory’s strategy is to allocate the portfolio’s assets among the Value Fund’s three sub-advisors (but four portfolio managers) who, based on Litman/Gregory’s research, are judged to be among the best in the value style.  The portfolio managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each portfolio manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A portfolio manager may occasionally hold more than 15 securities.  Though the total number of securities the Value Fund may hold at any point in time will vary, it is generally expected that the Value Fund will hold between 32 and 60 securities.

Each of the Value Fund’s managers has its own unique approach to company analysis and may define value differently.  Each has the freedom to invest to a limited extent in foreign stocks and the stocks of smaller companies.  However, with the exception of Peter Langerman, the portfolio managers primarily focus on mid- and large-sized U.S.-based companies and are less likely to own foreign domiciled companies or stocks of small companies.  Langerman is more likely to invest in foreign stocks and securities of distressed companies.

The Value Fund is structured as a non-diversified fund.  Diversification is a way to reduce risk by investing in a wide range of securities.  Although the Value Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be diversified.  In instances when the Value Fund’s portfolio is not diversified, it may own large positions in a small number of securities.   Because the change in value of any one security owned by the Value Fund may have a significant effect on the daily NAV of the Value Fund, the share price may be expected to fluctuate more than that of a diversified fund.  Significant fluctuations may affect the performance of the Value Fund.

The following table provides a description of the Value Fund’s three sub-advisors and four portfolio managers and their target levels of assets.  Asset levels will fluctuate and it is at the discretion of Litman/Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Value Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor Harris Associates L.P.	20%	Mostly large- and mid-sized companies	Value
Bill Nygren Harris Associates L.P.	20%	Mostly large- and mid-sized companies	Value
Peter Langerman Philippe Brugere-Trelat Franklin Mutual Advisers, LLC	30%	All sizes	Value

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Fund Management and Investment Styles	The Masters’ Select Value Fund

Masters’ Select Value Fund Portfolio Managers

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Value Fund’s assets run by Southeastern Asset Management, Inc. (“Southeastern”).  Hawkins has been in the investment business since 1972 and was one of the original founders of Southeastern, which was founded in 1975 and of which he is now the majority owner.  He has managed the Longleaf Partners Fund since its inception in 1987 and Longleaf Partners International Fund since its inception in 1998.  Southeastern has been a sub-advisor to the Value Fund since the Value Fund’s inception in 2000.

Approximately 30% of the Value Fund’s assets are managed by Southeastern.  Southeastern considers companies of all sizes, although most of its portion of the Value Fund’s assets is expected to be invested in mid- and large-sized companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth.  Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth.  Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time.  Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized.  Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer’s intrinsic value before purchasing a security.

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied.  The first assesses what Hawkins believes to be the real economic value of an issuer’s net assets; the second examines the issuer’s ability to generate free cash flow after required or maintenance capital expenditures.  After free cash flow is determined, conservative projections about its rate of future growth are made.  The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates.  If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm’s length would accept for the whole company.  In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations.  Other considerations used in selecting potential investments include the following:

•	Indications of shareholder-oriented management

•	Evidence of financial strength

•	Potential earnings improvement

Clyde McGregor, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Clyde McGregor is the portfolio manager responsible for one of the segments of the Value Fund’s assets allocated to Harris Associates L.P. (“Harris”). McGregor is a portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund. He earned a B.A. degree from Oberlin College and an M.B.A. from the University of Wisconsin-Madison.   McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 34 years of experience in the investment business. McGregor became a portfolio manager at Harris in 1986.  Harris has been a sub-advisor to the Value Fund since the Value Fund’s inception in June 2000, and McGregor has been a portfolio manager to the Value Fund since 2008.

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Fund Management and Investment Styles	The Masters’ Select Value Fund

Approximately 20% of the Fund’s assets are managed by McGregor, who employs Harris’ value investment philosophy and process.  This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value.  By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business.  In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value.  In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company.  Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy.  Harris usually sells a stock when the price approaches its estimated worth.  This means Harris sets specific “buy” and “sell” targets for each stock held in its clients’ discretionary accounts.  Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.  Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to the companies’ intrinsic value.  In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

William C. Nygren, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Bill Nygren is the portfolio manager for a portion of the Fund’s assets allocated to Harris Associates L.P (“Harris”).  Nygren joined Harris in 1983 as an Investment Analyst and later served as Harris’ Director of Research from 1990 through 1998.  He has managed The Oakmark Select Fund since its inception in 1996, The Oakmark Fund since April 2000 and The Oakmark Global Select Fund since its inception in 2006. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison.  He has been in the investment business since 1981.  Nygren has been a portfolio manager to the Value Fund since its inception in 2000.

Approximately 20% of the Value Fund’s assets are managed by Nygren, who employs Harris’ value investment philosophy and process.  This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value.  By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business.  In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value.  In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company.  Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy.  Harris usually sells a stock when the price approaches its estimated worth.  This means Harris sets specific “buy” and “sell” targets for each stock held in its clients’ discretionary accounts.  Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.  Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to the companies’ intrinsic values.  In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

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Peter Langerman
Philippe Brugere-Trelat
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Peter Langerman and Philippe Brugere-Trelat are the portfolio managers for the segment of the Value Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”).  Langerman, the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund.  He was employed by the State of New Jersey Division of Investments from December 2002 to March 2005; prior to that, he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual.  Brugere-Trelat is executive vice president of Mutual Series.  He is portfolio manager of the Mutual European Fund, co-portfolio manager of the Mutual International Fund and co-portfolio manager of the Mutual Global Discovery products, which include:  Mutual Global Discovery Fund, FTVIP Franklin Mutual Global Discovery Securities Fund, the Luxemberg-registered FTIF Franklin Mutual Global Discovery Fund and the Canadian Mutual Discovery Fund.  He also manages the Luxemburg-registered FTIF Franklin Mutual European Fund.  Brugere-Trelat brings over 25 years of experience in the European equity markets.  He is intimately familiar with Mutual Series’ approach to investing, having begun his career with the team in 1984 under Max Heine and Michael Price.  He spent over 10 years (1984-1994) following European investments for the funds.  Prior to rejoining Mutual Series in 204, Brugere-Trelat was president and portfolio manager of Eurovest, a French registered fund exclusively invested in European equity markets (1996-2004).  Before that, he was a principal of Omega Advisors, Inc., a large New York based hedge fund, where he was responsible for European equity markets (1994-1996).  Franklin Mutual has been a sub-advisor to the Value Fund since the inception of the Value Fund in 2000.

Langerman and Brugere-Trelat manage approximately 30% of the Value Fund’s assets.  They work closely with the Franklin Mutual team of research analysts who employ a value approach to investing that seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value.  Franklin Mutual considers companies of all sizes, although most of its investments are in mid- and large-sized companies.  Franklin Mutual determines what a company would be worth if it were put up for auction and sold and then seeks to invest in companies at significant discounts.  Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations.  Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spin-offs, tender offers, 13D filings and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for reasons such as earnings disappointments and adverse legal judgments.  After identifying a new investment possibility, Langerman, Brugere-Trelat and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business.  In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.

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Fund Management and Investment Styles	The Masters’ Select Value Fund

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

The Masters’ Select Smaller Companies Fund – Sub-Advisors

Litman/Gregory’s strategy is to allocate the portfolio’s assets among the Smaller Companies Fund’s five sub-advisors who, based on Litman/Gregory’s research, are judged to be among the best in their respective style groups.  The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal market conditions, the Smaller Companies Fund invests at least 80% of the Smaller Companies Fund’s net assets in securities of small and mid-sized U.S. companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.  Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the total number of securities the Smaller Companies Fund may hold at any point in time will vary, it is generally expected that the Smaller Companies Fund will hold between 50 and 75 securities.

As used in this Prospectus, Litman/Gregory defines a “Smaller Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2500® Index, as of the most recent reconstitution.  Though the primary capitalization focus of the Smaller Companies Fund is in the small-cap sector, Litman/Gregory does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock picker continues to maintain a high level of conviction with respect to the holding.  This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings.  Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to the Smaller Companies Fund’s investment managers.  Overall, Litman/Gregory expects the majority of the Smaller Companies Fund’s holdings at any point in time to meet the definition of a Small Company, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns.  The managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

The following table provides a description of the Smaller Companies Fund’s five sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman/Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Smaller Companies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team Friess Associates, LLC	20%	Small- and mid-sized companies	Growth
Jeff Bronchick Tom Kerr Reed Conner & Birdwell, LLC	20%	Small- and mid-sized companies	Value
Tucker Walsh Copper Rock Capital Partners, LLC	20%	Small- and mid-sized companies	Growth

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Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

Dennis Bryan Rikard Ekstrand First Pacific Advisors, LLC	20%	Small- and mid-sized companies	Value
Richard Weiss Wells Capital Management, Inc.	20%	Small- and mid-sized companies	Blend

Masters’ Select Smaller Companies Fund Portfolio Managers

Bill D’Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D’Alonzo is the lead manager for the segment of the Smaller Companies Fund’s assets managed by Friess Associates, LLC (“Friess”).  D’Alonzo has been in the investment business since 1978, is Chairman of the Brandywine Funds and is Chief Executive Officer and Chief Investment Officer of Friess. Friess has been a sub-advisor to the Smaller Companies Fund since the inception of the Smaller Companies Fund in June 2003.

Approximately 20% of the Smaller Companies Fund’s assets are managed by D’Alonzo and his team.  D’Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum.  Emphasis is placed on companies with a market capitalization of less than $5 billion with a majority of holdings likely to be in companies with a market capitalization of less than $1.5 billion.  These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D’Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized companies if his team believes that those common stocks offer particular opportunity for long-term capital growth.  In selecting investments, D’Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value.  D’Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management.  D’Alonzo and his team give greater weight to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values.

Jeffrey Bronchick, CFA
Thomas Kerr, CFA
Reed Conner & Birdwell, LLC
11111 Santa Monica Blvd. #1700
Los Angeles, CA 90025

Jeff Bronchick and Tom Kerr are the portfolio managers responsible for the segment of the Smaller Companies Fund’s assets managed by Reed Conner & Birdwell, LLC (“RCB”).  Bronchick and Kerr are partners in RCB and co-managers of RCB’s small-cap value investment strategy.  Bronchick joined RCB in 1989 as a research analyst and currently is Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund.  Prior to joining RCB, Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston.  Kerr has been with RCB since 1994 and currently is a portfolio manager and equity analyst and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund.  Prior to joining RCB, Kerr was an analyst with the Fuji Bank, Ltd, D.R. Morgan and GE Capital.  Bronchick and Kerr are supported by a team of analysts.  RCB has been a sub-advisor to the Smaller Companies Fund since 2007.

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Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

Bronchick and Kerr are responsible for managing approximately 20% of the Smaller Companies Fund’s assets.  The objective of RCB’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management.  RCB’s small-cap universe consists of companies between $100 million and $3 billion.  Analysis of return on invested capital (“ROIC”) or “economic value” generation is the main driver in determining an attractive business.  The team identifies potentially attractive “value” opportunities through the use of quantitative screens as well as qualitative industry research (e.g. company visits, trade journals, etc.).  The team’s valuation analysis relies on a combination of valuation methodologies.  Discounted cash flow (“DCF”) modeling is the primary valuation tool, but the team also looks at leveraged buyout statistics, private-market comparables, as well as implied market expectations.  When building the DCF, the team models out several years, with particular emphasis on the first three years.  Beyond that, the team uses a conservative longer-term growth assumption to provide a margin of safety.  Assessing and minimizing downside risk is important, so if there is not an adequate margin of safety, the team will not invest.  The team also looks at valuation multiples such as price-to-earnings, but uses this data more as a double check rather than as a means to value a stock.  The team also conducts scenario analysis to weigh sensitivities to different inputs (e.g., cash flow growth and discount rate) to build a more comprehensive picture of the underlying value and associated risks.

RCB places a strong emphasis on company management because they view management as the catalyst for earnings and valuation growth.  The team meets with or talks to management of all companies before investing in order to assess how they run the business, their integrity, and their commitment to shareholder value.  RCB also looks at how management is paid, its motivation to execute, and how they have executed in the past using ROIC as a management scorecard.

Factors that can lead RCB to sell a position are:

•	Overvaluation of stock
•	A management disappointment, change in fundamentals or change in course of business
•	Superior risk/reward candidate identified

A material drop in the price of a holding compared to its peer group will prompt a full review of the company by a second analyst in order to determine if a sale is in order or whether an opportunity to add to a position is at hand.

Tucker Walsh
Copper Rock Capital Partners, LLC
200 Clarendon Street
Boston, MA 02116

Tucker Walsh is the portfolio manager for the segment of the Smaller Companies Fund’s assets run by Copper Rock Capital Partners, LLC (“Copper Rock”). Walsh is a partner of Copper Rock and has co-managed the Old Mutual Copper Rock Emerging Growth Fund since its inception in July of 2005.  Walsh has acted as Chief Executive Officer since co-founding Copper Rock in 2005. Prior to then he was a Managing Director at State Street Research where, as head of the small-cap growth team, he also managed the State Street Research Emerging Growth Fund. Copper Rock has been a sub-advisor to the Smaller Companies Fund since 2006.

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Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

Walsh manages approximately 20% of the Smaller Companies Fund’s assets. In selecting stocks, he focuses on finding companies with strong and sustainable growth, expanding operating margins and proven management. He looks for expected earnings growth of at least 20% over an 18- to 24-month time frame, and he emphasizes understanding the factors that will drive margin expansion during that period. Walsh also believes that interviews with company management are an important tool for evaluating growth potential, and he devotes time to questioning management on a wide range of topics from business challenges to board composition. Though stock selection is driven by bottom-up research, investments are often in traditional growth sectors such as technology, health care and consumer and business services; however, the process has the flexibility to allow him to seek growth companies in all sectors.

The Copper Rock team sets price targets by applying a multiple to their earnings estimates. Multiples may be determined by examining historical trading ranges for peers during comparable periods in their growth cycle or, where comparable companies do not exist, by determining a reasonable multiple based on expected growth. Generally, Walsh expects to see the potential for at least 30% to 50% appreciation before adding a stock to the portfolio.

Central to Copper Rock’s investment approach is a sell discipline that the team strictly adheres to and believes will lead to consistent out-performance. Once purchased for the portfolio, stocks are monitored carefully and sold quickly on any news that casts doubt on a company’s future prospects. One example of the team’s sell discipline is its rule that a CFO’s departure triggers the sale of a stock. While this may not always be a sign of deteriorating fundamentals, Walsh believes it is best to keep his portfolio clear of potential “blow-ups” and is ready to re-examine a stock for repurchase only after these concerns are eliminated.

Dennis Bryan
Rikard Ekstrand
First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064

Dennis Bryan and Rikard Ekstrand are the portfolio managers responsible for the portion of the Smaller Companies Fund’s assets managed by First Pacific Advisors, LLC (“FPA”).  Bryan joined FPA in 1993 and has been a partner in FPA since 2006.  Ekstrand joined FPA in 1999 and has been a partner in FPA since 2006.  Together, they co-manage equity separate accounts and the FPA Capital Fund in FPA’s small-mid cap absolute value style (“SMAV”).  Steven Romick, also a partner in FPA, collaborates with Bryan and Ekstrand as a member of the SMAV team at FPA.  FPA has been a sub-advisor to the Smaller Companies Fund since the inception of the Smaller Companies Fund in June 2003.

The team is responsible for managing approximately 20% of the Smaller Companies Fund’s assets.  The general objective of the team’s stock research is to identify stocks from a variety of sources that are cheap relative to their peer group and are characterized by strong balance sheets, solid or improving fundamentals and strong competitive positions in their industry.  In addition, they focus on companies that exhibit strong free cash flow, quality management and understandable business strategies.  The team also emphasizes above-average return-on-capital though the team tends not to focus on rapidly growing companies that generate very high returns on assets because these companies rarely meet the team’s valuation criteria.

Statistical screens that generate research ideas include “new low” lists and various value-oriented measures.  In addition to quantitative screens, the team also looks at insider transactions, management changes and spin-offs.  Big-picture trends or developments may also lead the FPA team to look at certain stocks or industries.

Specific company research is intensive and involves finding as much information as possible from as many sources as possible.  The first step is an in-depth look at the financials to gain an understanding of the operating history, trends and the financial health of a company.  Following that, research focuses on gaining an understanding of the company’s business model, management quality, growth potential, strengths and weaknesses and competitive position.  Because there is a preference for out-of-favor companies there is a particular focus on assessing whether profits are down because of issues that are transitory or permanent.  As part of the research process, there is usually contact with management (to assess the quality of the people), competitors, customers and others who are potential sources of information.

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Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

The overall assessment of fundamentals is not measured against a standard set of criteria; rather, each is relative to the specific type of business or industry.  In general, the team is looking for situations where certainty is high; thus, a business that has strong long-term fundamentals but is temporarily out of favor is typical of a new buy.  Since there is a preference for companies with strong free cash flow, it is also important to have confidence in management’s ability to add value through the deployment of excess cash.

Valuation is critical to the assessment of each stock-picking opportunity.  Valuation assessments usually involve looking at a variety of valuation measures including price-to-earnings, price-to-cash flow, price-to-book value, price-to-sales and enterprise value and market capitalization to total revenue.  The valuation measures that are applicable to any particular stock depend on company-specific facts and circumstances as well as broader valuation trends in the industry.  In assessing valuations, the FPA team is cognizant of factoring in where the company is in its earnings cycle, its normalized earnings, and how the cycle has played out in the past.  In assessing multiples the team studies what multiple levels were in past cycles and considers whether this information is relevant to assessing the potential for future multiples.  The valuation assessment then often becomes a function of the expected profitability recovery and multiple expansion from current levels.

The team usually sells stocks for one of four reasons: (1) the stock reaches full valuation; (2) there has been a full profit recovery; (3) a superior alternative value appears; or (4) the company does not perform as expected.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Smaller Companies Fund's assets managed by Wells Capital Management, Inc (“Wells Capital”).  Weiss has been in the investment business for over 30 years and is currently Senior Portfolio Advisor for Wells Capital.  Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008.  Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975.  Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund.  Weiss has managed a portion of the Equity Fund's assets since the inception of the Equity Fund in 1996 and a portion of the Smaller Companies Fund since the inception of the Smaller Companies Fund in 2003.

Approximately 20% of the Smaller Companies Fund's assets are managed by Weiss.  He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors.  Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns.  In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

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Fund Management and Investment Styles	The Masters’ Select Smaller Companies Fund

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value.  This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company.  Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value.  When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over.  The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

The Masters’ Select Focused Opportunities Fund – Sub-Advisors

Litman/Gregory’s strategy is to allocate the Focused Opportunities Fund’s assets among three sub-advisors who, based on Litman/Gregory’s research, are judged to be among the best in their respective style categories and who can add additional value by managing an extremely concentrated portfolio of securities. The sub-advisors manage their individual portfolio segments by building a highly focused portfolio representing their highest-confidence stocks. Under normal conditions, each manager’s portfolio segment includes a minimum of 5 and a maximum of 7 securities. A manager may, on a temporary basis, hold more than 7 securities. For example, a manager may be in the process of selling one security and buying a new holding. Alternatively, for tax management purposes, a manager may temporarily retain a portion of a position in order to avoid realizing short-term capital gains.

The Focused Opportunities Fund is structured as a non-diversified fund. Litman/Gregory and the managers believe that limiting the number of holdings improves the Focused Opportunities Fund’s long-term return opportunity because the portfolio contains only the managers’ highest-conviction ideas. Owning fewer companies also enables each security to have a meaningful impact on the overall Fund performance. As a result, the Focused Opportunities Fund may own large positions in a small number of securities.  Because the change in value of any one security owned by the Focused Opportunities Fund may have a significant effect on the daily NAV of the Focused Opportunities Fund, its share price may fluctuate more than that of a diversified fund.  Significant fluctuations may affect the performance of the Focused Opportunities Fund.  For these reasons, Litman/Gregory believes that the Focused Opportunities Fund is appropriate only for longer-term investors.

Each of the managers utilizes a different stock-picking approach and style. Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than others.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened. The Focused Opportunities Fund will typically invest in the securities of large- and mid-sized U.S. companies, although the managers may also invest in the securities of non-U.S. companies. At times, securities of non U.S. companies may make up a material portion of the overall portfolio. The managers may also invest in securities of smaller companies, though these are expected to be a lesser portion of the overall fund portfolio.

The following table provides a description of the Focused Opportunities Fund’s three sub-advisors and their target levels of assets.  Asset levels will fluctuate and it is at the discretion of Litman/Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Focused Opportunities Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Kenneth Feinberg Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Blend
Peter Langerman Philippe Brugere-Trelat Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value

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Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Frank Sands, Jr. A. Michael Sramek Sands Capital Management, LLC	33.33%	All sizes but mostly large and mid-sized companies	Growth

Masters’ Select Focused Opportunities Fund Portfolio Managers

Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756

Christopher C. Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Focused Opportunities Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”).  Davis joined Davis Advisors in 1991, and began his tenure as a portfolio manager of the Davis New York Venture Fund in 1995. Before joining Davis Advisors, Davis was an associate at Tanaka Capital Management.  Feinberg joined Davis Advisors in 1994 and was named co-manager of the Davis New York Venture Fund in 1998.  Their investment approach has been strongly influenced by working closely with veteran investor Shelby Davis.  Davis Advisors has been a sub-advisor to the Focused Opportunities Fund since 2006.

Approximately one-third of the Focused Opportunities Fund’s assets are managed by Davis and Feinberg.  Through their research process, Davis and Feinberg seek to identify high-quality companies with sustainable business models that can be purchased at a discount to their estimate of intrinsic value.  They believe the evaluation of company management is critical, and they and their research team spend considerable time conducting on-site visits to management teams as part of their research process.  Davis and Feinberg believe that high-quality companies are evidenced by some or all of the following characteristics:

First-Class Management
•	Proven track record
•	Significant alignment of interests in business
•	Intelligent application of capital

Strong Financial Condition and Satisfactory Profitability
•	Strong balance sheet
•	Low cost structure
•	High returns on capital

Strong Competitive Positioning
•	Non-obsolescent products / services
•	Dominant or growing market share
•	Global presence and brand names

Davis and Feinberg seek to invest in companies exhibiting some or all of these characteristics at attractive prices and then hold them for the long term.  Positions are built strategically when companies can be purchased at strong discounts to intrinsic value. They consider selling a position if they believe the stock market price exceeds their estimate of the intrinsic value of the company, or if they believe the risk of continuing to hold a company’s stock outweighs the potential reward.

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Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

Peter Langerman
Philippe Brugere-Trelat
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Peter Langerman and Philippe Brugere-Trelat are the portfolio managers for the segment of the Focused Opportunities Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”).  Langerman, the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund.  He was employed by the State of New Jersey Division of Investments from December 2002 - March 2005; prior to that he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual.  Brugere-Trelat is executive vice president of Mutual Series.  He is portfolio manager of the Mutual European Fund, co-portfolio manager of the Mutual International Fund and co-portfolio manager of the Mutual Global Discovery products, which include:  Mutual Global Discovery Fund, FTVIP Franklin Mutual Global Discovery Securities Fund, the Luxemberg-registered FTIF Franklin Mutual Global Discovery Fund and the Canadian Mutual Discovery Fund.  He also manages the Luxemburg-registered FTIF Franklin Mutual European Fund.  Brugere-Trelat brings over 25 years of experience in the European equity markets.  He is intimately familiar with Mutual Series’ approach to investing, having begun his career with the team in 1984 under Max Heine and Michael Price.  He spent over 10 years (1984-1994) following European investments for the funds.  Prior to rejoining Mutual Series in 204, Brugere-Trelat was president and portfolio manager of Eurovest, a French registered fund exclusively invested in European equity markets (1996-2004).  Before that, he was a principal of Omega Advisors, Inc., a large New York based hedge fund, where he was responsible for European equity markets (1994-1996).  Franklin Mutual has been a sub-advisor to the Focused Opportunities Fund since 2006.

Langerman and Brugere-Trelat manage approximately one-third of the Focused Opportunities Fund’s assets.  They work closely with the Franklin Mutual team of research analysts who employ a value approach to investing that seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value.  Franklin Mutual considers companies of all sizes, although most of its investments are in mid- and large- sized companies.  Franklin Mutual determines what a company would be worth if it were put up for auction and sold and seeks to invest in companies at significant discounts based on such a determination.  Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations. Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spin-offs, tender offers, 13D filings and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for reasons such as earnings disappointments and adverse legal judgments.  After identifying a new investment possibility, Langerman, Brugere-Trelat and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business.  In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.

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Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

Frank Sands, Jr., CFA
A. Michael Sramek, CFA
Sands Capital Management, LLC
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank Sands, Jr. is the lead portfolio manager for the segment of the Focused Opportunities Fund managed by the team at Sands Capital Management, LLC (“Sands Capital”).  Sands, Jr. is currently Chairman, Chief Executive Officer and Chief Investment Officer at Sands Capital.  Prior to joining Sands Capital, he was a portfolio manager and research analyst with Fayez, Sarofim and Company.  A. Michael Sramek began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001.  He is a Senior Portfolio Manager and Senior Research Analyst at Sands Capital.  Sands Capital Management was founded in February 1992 with the belief that a dedicated investment team committed to, and focused on, a high-quality growth investment strategy could create wealth for its clients over time. The investment strategy has been developed by Frank Sands, Sr., who is the current Chairman of Sands Capital and entered the investment management industry as an analyst in 1969. Besides Sands, Jr. and Sramek, the investment team is comprised of six senior investment-team members, who are supported by eight research analysts and nine research associates. Sands Capital is independent and 100% employee owned.  Sands Capital has been a sub-advisor to the Focused Opportunities Fund since 2008.

The Sands Capital team manages approximately one-third of the assets of the Focused Opportunities Fund.  The team believes that over longer periods of time, stock prices track earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. The team believes great investment ideas are rare, and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Grassroots research—bottom-up and company focused—is the cornerstone of the team’s investment process.   All research analyses and conclusions are internally generated using a variety of internal and external data sources.

The team seeks to identify the potential leaders in attractive business spaces. To identify such companies, the team evaluates six key factors:
(1)
Sustainable above-average earnings growth. The goal is to identify the key drivers of revenue and earnings growth that will allow a company to grow faster than the broad market for at least the next several years. The team generally invests in companies that have at least 15% to 16% annualized growth.

(2)
Leadership position in a promising business space. The team looks for companies with large and preferably growing market share. These companies typically achieve greater profitability than their peers.

(3)
Significant competitive advantage/unique business franchise. The team looks for companies with pricing power and significant barriers to entry.  Simply put, the team seeks to indentify companies with moats to protect the business franchise.

(4)
Clear mission and value-added focus. The team examines management’s historical ability to execute business plans and evaluate customer feedback. The team prefers companies with an independent board of directors, a low percentage of stock options going to top management, the CEO’s salary aligned with shareholders’ interests (not excessive), and conservative accounting practices.

(5)
Financial strength. The team prefers companies with little or no debt, prudent use of leverage and rising levels of cash. The team frequently expects to see increasing return on invested capital over the period of time Sands Capital invests in a business.

(6)
Rational valuation relative to market and business prospects. While the team focuses its work on the business aspect of potential portfolio companies, it also pays attention to valuation. When adding new companies to the portfolio, the team is willing to pay a rational price, often a perceived premium. Over time the team tends to ignore short-term stock price movements and rarely, if ever, sell a company just on valuation alone.

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Fund Management and Investment Styles	The Masters’ Select Focused Opportunities Fund

To determine whether a company meets these criteria, one or more members of the team build the investment case. The investment case includes a proprietary detailed earnings model, an explanation as to exactly how the company meets the six criteria listed above, the key metrics by which the company can be measured, the outstanding/unresolved issues relating to the company, and the hypothetical sell case for the company. This information is shared with the rest of the team, and a vetting process ensues. The vetting process can last from several weeks to several months, during which additional questions are asked and answered, and additional information is gathered. After all outstanding issues are resolved, and with significant input from the team, the final investment decision is made.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Shareholder Services	How to Buy Shares & Choose a Share Class

Shareholder Services

Each Fund is a no-load fund, which means that you pay no sales commissions of any kind.  Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV per share.  Shares are purchased at the next share price calculated after your investment is received and accepted.  Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility
The Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes
The Trust has adopted a multiple class plan.  Prior to April 30, 2009, the shares of the Funds had no specific class designation.  As of that date, all of the then-outstanding shares were redesignated as Institutional Class shares.  The Value Fund, Smaller Companies Fund and Focused Opportunities Fund each offer a single class of shares – Institutional Class shares – in this Prospectus.  The Equity Fund and International Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.
•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open.  The following types of accounts are available to investors:

Individual or Joint Accounts
For your general investment needs:
Individual accounts are owned by one person.  Joint accounts can have two or more owners (tenants).

Retirement Accounts
Allow individuals to shelter investment income and capital gains from current taxes.  In addition, contributions to these accounts may be tax deductible.  Retirement accounts (such as individual retirement accounts (“IRAs”), Rollover IRAs, Simplified Employee Pension Plans (“SEP IRAs”) and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds.  All of these accounts need to be established by the plan’s trustee.  The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement.  Retirement investing also involves separate investment procedures.

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Shareholder Services	How to Buy Shares & Choose a Share Class

Gifts or Transfers to Minors (UGMA, UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $12,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust
For money being invested by a trust:
The trust must be established before an account can be opened.  The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Funds do not require a special application.  However, the Funds may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in any Fund, you need to decide which class of shares best suits your needs.  The Value Fund, Smaller Companies Fund and Focused Opportunities Fund each offer a single class of shares – Institutional Class shares – in this Prospectus.  The Equity Fund and International Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  Each class is essentially identical in legal rights and invests in the same portfolio of securities.  The difference in the fee structures between the classes for a Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman/Gregory for investment advisory services.  Accordingly, the investment advisory expenses do not vary by class for a Fund.

Investor Class Shares
Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary.  Investor Class shares cannot be purchased directly from the Funds that offer such class.  Investor Class shares have adopted plans of distribution, or “12b-1 Plans,” which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities, although Investor Class shares may not be available for purchase through some financial intermediaries.  Investor Class shares pay up to 0.25% of their average annual net assets for these services and activities.  You must invest a minimum of $1,000 in a single Fund to open an account with Investor Class shares.  You must invest at least $1,000 in each Fund that offers Investor Class shares to open Investor Class shares accounts in more than one Fund.

Institutional Class Shares
Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Funds.  Institutional Class shares do not have 12b-1 Plans, and thus have a lower expense ratio, which will result in higher investment returns over time.  You must invest a minimum of $10,000 in a single Fund to open an account in Institutional Class shares.  You must invest at least $10,000 in each Fund to open Institutional Class shares accounts in more than one Masters’ Select Fund.  Institutional Class shares may not be available for purchase through some financial intermediaries.

Step 3

The third step involves determining the amount of your investment.  The Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Equity Fund and International Fund only):

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Shareholder Services	How to Buy Shares & Choose a Share Class

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$1,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	n/a	n/a	n/a

Litman/Gregory may waive the minimum investment from time to time.

Step 4

The fourth step involves completing your application to open your account.  All shareholders must complete and sign an application in order to establish their account.  The type of application depends on the type of account you chose to open.  Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard New Account Application.  Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement.  Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form.  Be sure to complete the section of the application indicating the amount you are investing in each Fund.

Step 5

The final step in opening your account is to mail the completed application, along with your check payable to the Masters’ Select Funds.  The Funds do not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

The mailing addresses for the Funds are:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program.  Until such verification is made, the Funds may temporarily limit share purchases.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Your information will be handled by us as discussed in our privacy notice.  Please contact the Funds’ transfer agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

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Shareholder Services	Shareholder and Account Policies

After your account is open, you may increase the amount of your investment by:
•
Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement.  Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.  Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section.  To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee.  This is designed to protect you and each Fund from fraud.  Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required.  Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public cannot provide a medallion guarantee.

Selling Shares by Letter
Write and sign a “letter of instruction” with:

Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•
Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

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Shareholder Services	Shareholder and Account Policies

•
Trust Account: The trustee must sign the letter indicating capacity as trustee.  If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•
Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter.  Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Funds will send a check to the address of record.

Mail your letter to:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds Trust c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Masters’ Select Funds Trust c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone redemption; it is not automatically available.  If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188.  The amount you wish to redeem (up to $25,000) will be wired to your bank account (address of record).  This option is not available for retirement accounts.

Selling Shares by Wire
You must sign up for the wire feature before using it.  To verify that it is in place, please call 1-800-960-0188.  The minimum wire amount is $5,000.  Your wire redemption request must be received by the Funds before 4:00 p.m.  Eastern time for money to be wired the next business day.  This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries
Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

Boston Financial Data Services, the Funds’ transfer agent (the “Transfer Agent”), is located at 330 West Ninth Street, Kansas City, Missouri, 64105.  You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

Quasar Distributors, LLC, the Funds’ principal underwriter, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange Privilege
Shareholders may exchange shares among the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund by mailing or delivering written instructions to the Transfer Agent.  Shares may only be exchanged for shares of the same share class.  Please specify the names and class of the applicable Funds, the number of shares or dollar amount to be exchanged, and your name and account number.  You may not utilize an exchange to establish an account into a closed fund.

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Shareholder Services	Shareholder and Account Policies

Exchanging Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone exchange; it is not automatically available.  If you selected the telephone exchange option on your new account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the NYSE is open for normal trading.  A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly.  The Funds offer a convenient service that lets you transfer money into your Fund account automatically.  Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.  The investment will automatically be processed through the Automated Clearing House (ACH) system.  Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more.  Payments may be sent electronically to your bank of record or to you in check form.  Certain restrictions apply for retirement accounts.  Call 1-800-960-0188 for more information.

Share Price
Each Fund is open for business each day the NYSE is open.  Each Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

Each Fund’s NAV per share is the value of a single share.  The NAV per share is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.  The NAV per share is also the redemption price (price to sell one share).

Each Fund’s assets are valued primarily on the basis of market quotations.  Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board.  Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values.  The Funds’ SAI further describes the Funds’ valuation procedures.  Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information
•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•
The Funds do not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks.  If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

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Shareholder Services	Shareholder and Account Policies

•
Each Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in Litman/Gregory’s opinion, it is so large that it would disrupt management of the Funds.  Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the Investment Company Act of 1940, as amended, on behalf of the Equity Fund and International Fund.  Under the Distribution Plan, the Equity Fund and International Fund are authorized to pay the Funds’ distributor a fee for the sale and distribution of the Investor Class shares of the Equity Fund and International Fund shares and services the Funds’ distributor provides to shareholders.  The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Equity Fund and International Fund.  Because this fee is paid out of each of the Equity Fund’s and International Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Equity Fund and International Fund shares and may cost you more than paying other types of sales charges.  Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries
You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares.  When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds.  The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service.  The financial intermediary (or agent) may charge you a fee for handling your order.  The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Redemptions
•
Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.  The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

•
If the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, each Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash.  You may incur brokerage and other costs in converting to cash any securities distributed.

Fee Imposed on Certain Redemptions of Shares.
Each Fund imposes a short-term redemption fee on redemptions or exchange of shares held for less than 180 days.  The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by a Fund for the benefit of its long-term shareholders.  It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

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Shareholder Services	Shareholder and Account Policies

The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from a Fund, on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or on shares held in an asset allocation plan administered by a financial intermediary, provided that such asset allocation plan has been pre-approved by the Funds for such waiver.

Policy Regarding Excessive Trading and Market Timing
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies are summarized below and are implemented in part, through the Funds’ redemption fee described above.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only.  The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices.  The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations.  In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.  Omnibus accounts are common forms of holding Fund shares.  Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis.  Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity.  Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares.  In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman/Gregory believes could be harmful to a Fund).  The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.  The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage.  There can be no assurance that the Funds or Litman/Gregory will identify all frequent purchase and sale activity affecting a Fund.

Each Fund May Close Small Accounts.  Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 [unless you invest in Investor Class shares only, in which case less than $250].  If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 [or $250, as applicable], and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 [or $250, as applicable,] before a Fund takes any action.

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Shareholder Services	Dividends, Capital Gains and Taxes

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

The Funds generally distribute substantially all of their net income and capital gains, if any, to shareholders each year.  Normally, dividends and capital gains are distributed in November or December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions.  If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions.  The Funds offer three options:

•
Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds.  If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•
Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount).  The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option.  If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested.  When you are over 59½ years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day.  Cash distribution checks will be mailed within seven days.

Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments.  The Funds pass their earnings along to investors as distributions.  Each Fund earns dividends from stocks and interest from short-term investments.  These are passed along as dividend distributions.  Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.  These are passed along as capital gains distributions.

Taxes
As with any investment, you should consider how your investment in each Fund will be taxed.  If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes.  If you live outside of the United States, your distributions could also be taxed by the country in which you reside.  Your distributions are taxable when they are paid, whether you take them in cash or reinvest them.  Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

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Shareholder Services	Dividends, Capital Gains and Taxes

For federal tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains.  Every January, each Fund will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax.  A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.  Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price.  You will also receive a consolidated transaction statement every January.  It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid.  Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation.  In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the Internal Revenue Service (“IRS”).  If you violate IRS regulations, the IRS can require a Fund to withhold 28% of your taxable distributions and redemptions.

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Index Descriptions

The Lipper International Large-Cap Core Funds Index measures the performance of the 30 largest international large cap core mutual funds as determined by Lipper, Inc.

The Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest multi-cap core equity mutual funds as determined by Lipper, Inc.

The Lipper Large-Cap Value Funds Index measures the performance of the 30 largest multi-cap value equity mutual funds as determined by Lipper, Inc.

The Lipper Small-Cap Core Funds Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

The Russell 2500® Index measures the performance of 2,500 small and mid-sized companies.

The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000® Value Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.

The S&P Global (ex U.S.) LargeMidCap Index is a broad-based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Direct investment in an index is not possible.

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Masters’ Select Equity Fund

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years or if shorter, since their respective inception date.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This financial information for the periods shown has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request.

For a capital share outstanding throughout each year:

	MASTERS’ SELECT EQUITY FUND
	Institutional Class
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$10.88		$7.54		$15.17	$15.69	$15.24
Income from investment operations:
Net investment loss	(0.03)		(0.04)		(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.12		3.38		(7.03)	0.78	1.44
Total income (loss) from investment operations	2.09		3.34		(7.04)	0.75	1.43
Less distributions:
From net investment income	––		––		(0.01)	––	––
From net realized gain	––		––		(0.58)	(1.27)	(0.98)
Total distributions	––		––		(0.59)	(1.27)	(0.98)
Redemption fee proceeds	––^		––^		––^	––^	––^
Net asset value, end of year	$12.97		$10.88		$7.54	$15.17	$15.69
Total return	19.21%		44.30%		(46.76)%	4.57%	9.34%
Ratios/supplemental data:
Net assets, end of year (millions)	$345.7		$316.2		$256.6	$708.7	$863.7
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.29%		1.34%		1.25%	1.21%	1.19%
After fees waived and expenses paid indirectly	1.27%		1.33%		1.24%	1.20%	1.18%
Ratio of net investment loss to average net assets:	(0.30)%		(0.39)%		(0.04)%	(0.20)%	(0.08)%
Portfolio turnover rate	77.22	%1	87.83	%1	101.71%	35.19%	38.39%

^ Amount represents less than $0.01 per share.
1Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

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Masters’ Select Equity Fund

Financial Highlights

For a capital share outstanding throughout each period:

	MASTERS’ SELECT EQUITY FUND
	Investor Class
	Year Ended December 31, 2010		Period Ended December 31, 2009**
Net asset value, beginning of period	$10.87		$8.32
Income from investment operations:
Net investment loss	(0.03)		(0.03)
Net realized and unrealized gain on investments and foreign currency	2.10		2.58
Total income from investment operations	2.07		2.55
Less distributions:
From net investment income	––		––
From net realized gain	––		––
Total distributions	––		––
Redemption fee proceeds	––^		––
Net asset value, end of period	$12.94		$10.87
Total return	19.04%		30.65	%+
Ratios/supplemental data:
Net assets, end of period (thousands)	$141.6		$4.5
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.54%		1.57	%*
After fees waived and expenses paid indirectly	1.52%		1.56	%*
Ratio of net investment income (loss) to average net assets:	(0.51)%		(0.70	)%*
Portfolio turnover rate	77.22	%1	87.83	%+1

* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
** Commenced operations on April 30, 2009.

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Masters’ Select International Fund

Financial Highlights

For a capital share outstanding throughout each year.

	MASTERS’ SELECT INTERNATIONAL FUND
	Institutional Class
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$13.05		$9.47		$18.68	$18.74	$17.48
Income from investment operations:
Net investment income	0.07		0.06		0.32	0.20	0.34
Net realized and unrealized gain (loss) on investments and foreign currency	2.00		3.59		(8.77)	3.81	3.71
Total income (loss) from investment operations	2.07		3.65		(8.45)	4.01	4.05
Less distributions:
From net investment income	(0.07)		(0.07)		(0.39)	(0.20)	(0.41)
From net realized gain	––		––		(0.37)	(3.87)	(2.38)
Total distributions	(0.07)		(0.07)		(0.76)	(4.07)	(2.79)
Redemption fee proceeds	––^		––^		––^	––^	––^
Net asset value, end of year	$15.05		$13.05		$9.47	$18.68	$18.74
Total return	15.86%		38.54%		(45.47)%	20.75%	23.61%
Ratios/supplemental data:
Net assets, end of year (millions)	$1,449.0		$1,241.0		$893.9	$2,071.0	$1,726.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.28%		1.27%		1.22%	1.19%	1.21%
After fees waived and expenses paid indirectly	1.14%		1.15%		1.07%	1.03%	1.06%
Ratio of net investment income to average net assets:	0.51%		0.53%		2.19%	0.88%	1.68%
Portfolio turnover rate	98.74	%1	104.05	%1	113.63%	92.66%	98.03%

^ Amount represents less than $0.01 per share.
1Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

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Masters’ Select International Fund

Financial Highlights

For a capital share outstanding throughout each period:

	MASTERS’ SELECT INTERNATIONAL FUND
	Investor Class
	Year Ended December 31, 2010		Period Ended December 31, 2009**
Net asset value, beginning of period	$13.04		$9.85
Income from investment operations:
Net investment income	0.04		––
Net realized and unrealized gain on investments and foreign currency	1.99		3.25
Total income from investment operations	2.03		3.25
Less distributions:
From net investment income	(0.04)		(0.06)
From net realized gain	––		––
Total distributions	(0.04)		(0.06)
Redemption fee proceeds	––^		––
Net asset value, end of period	$15.03		$13.04
Total return	15.58%		32.97	%+
Ratios/supplemental data:
Net assets, end of period (thousands)	$243,160.7		$152,252.8
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.53%		1.51	%*
After fees waived and expenses paid indirectly	1.39%		1.39	%*
Ratio of net investment income (loss) to average net assets:	0.22%		(0.10	)%*
Portfolio turnover rate	98.74	%1	104.05	%+1

* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
1Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
** Commenced operations on April 30, 2009.

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Masters’ Select Value Fund

Financial Highlights

For a capital share outstanding throughout each year.

	MASTERS’ SELECT VALUE FUND
	Institutional Class
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.53	$7.35	$15.09	$16.34	$14.60
Income from investment operations:
Net investment income	0.06	––^	0.06	0.08	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	3.24	(7.17)	(0.42)	2.36
Total income (loss) from investment operations	1.19	3.24	(7.11)	(0.34)	2.44
Less distributions:
From net investment income	(0.07)	(0.06)	(0.14)	––	(0.04)
From net realized gain	––	––	(0.49)	(0.91)	(0.66)
Total distributions	(0.07)	(0.06)	(0.63)	(0.91)	(0.70)
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$11.65	$10.53	$7.35	$15.09	$16.34
Total return	11.30%	44.04%	(47.35)%	(2.34)%	16.77%
Ratios/supplemental data:
Net assets, end of year (millions)	$102.1	$109.9	$90.5	$342.2	$367.0
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.40%	1.45%	1.29%	1.23%	1.24%
After fees waived and expenses paid indirectly	1.37%	1.42%	1.27%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets:	0.54%	(0.02)%	0.54%	0.45%	0.49%
Portfolio turnover rate	41.67%	48.20%	38.76%	24.42%	31.00%

^ Amount represents less than $0.01 per share.

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Masters’ Select Smaller Companies Fund

Financial Highlights

For a capital share outstanding throughout each period.

	MASTERS’ SELECT SMALLER COMPANIES FUND
	Institutional Class
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.51	$6.98	$13.36	$14.86	$14.10
Income from investment operations:
Net investment loss	(0.08)	(0.07)	(0.02)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	2.42	3.60	(5.96)	0.35	1.47
Total income (loss) from investment operations	2.34	3.53	(5.98)	0.29	1.38
Less distributions:
From net realized gain	––	––	(0.40)	(1.79)	(0.62)
Total distributions	––	––	(0.40)	(1.79)	(0.62)
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$12.85	$10.51	$6.98	$13.36	$14.86
Total return	22.26%	50.57%	(44.81)%	1.64%	9.67%
Ratios/supplemental data:
Net assets, end of year (millions)	$85.1	$85.6	$89.4	$245.1	$268.9
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.56%	1.63%	1.39%	1.32%	1.32%
After fees waived and expenses paid indirectly	1.55%	1.62%	1.39%	1.31%	1.31%
Ratio of net investment loss to average net assets:	(0.62)%	(0.73)%	(0.15)%	(0.40)%	(0.56)%
Portfolio turnover rate	113.76%	131.36%	142.21%	130.65%	102.72%

^ Amount represents less than $0.01 per share.

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Masters’ Select Focused Opportunities Fund

Financial Highlights

For a capital share outstanding throughout each period.

	MASTERS’ SELECT FOCUSED OPPORTUNITIES FUND
	Institutional Class
	Year Ended December 31,				Period Ended** December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.46	$5.69	$11.48	$11.02	$10.00
Income from investment operations:
Net investment income	0.06	0.01	0.01	0.09	––
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	2.79	(5.66)	0.77	1.02
Total income (loss) from investment operations	1.28	2.80	(5.65)	0.86	1.02
Less distributions:
From net investment income	(0.07)	(0.03)	(0.08)	––	––
From net realized gain	––	––	(0.06)	(0.40)	––
Total distributions	(0.07)	(0.03)	(0.14)	(0.40)	––
Redemption fee proceeds	–– ^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of period	$9.67	$8.46	$5.69	$11.48	$11.02
Total return	15.13%	49.28%	(49.34)%	7.73%	10.20	% +
Ratios/supplemental data:
Net assets, end of period (millions)	$65.5	$64.2	$51.2	$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.45%	1.50%	1.36%	1.34%	1.63	% *
After fees waived and expenses paid indirectly	1.35%	1.40%	1.28%	1.26%	1.40	% *
Ratio of net investment income (loss) to average net assets:	0.67%	0.19%	0.28%	0.72%	(0.02	)% *
Portfolio turnover rate	45.47%	62.70%	72.09%	45.66%	7.12	% +

* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2006.

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Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and
•           Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

                            Inside Back Cover

Table of Contents - Prospectus

For More Information

Statement of Additional Information:

The Statement of Additional Information (“SAI”) contains additional information about the Funds. Further additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

Annual and Semi-Annual Reports:

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request.  To request an SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to make shareholder inquiries or obtain other information about the Funds, please call 1-800-960-0188.  You may also obtain a copy of our SAI or Annual or Semi-Annual Reports, free of charge, by accessing our Web site (http://www.mastersfunds.com), or by writing to us.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Annual or Semi-Annual Report and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission (“SEC”) Website at www.sec.gov.  You may also visit the SEC Public Reference Room in Washington D.C. to review and copy information about the Funds (including the SAI). Information on the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.  You may request copies of information available on the EDGAR Database by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by an electronic request at the following E-mail address: publicinfo@sec.gov.  The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Masters’ Select Equity Fund	Equity
Institutional Class		MSEFX	576417109	305
Investor Class		MSENX	576417505	475
Masters’ Select International Fund	Intl
Institutional Class		MSILX	576417208	306
Investor Class		MNILX	576417604	476
Masters’ Select Value Fund	Value
Institutional Class		MSVFX	576417406	307
Masters’ Select Smaller Companies Fund	Smaller
Institutional Class		MSSFX	576417307	308
Masters’ Select Focused Opportunities Fund	Focused
Institutional Class		MSFOX	57641T101	314

Web site:

www.mastersfunds.com

The Masters’ Select Funds Trust
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202
© 2011 Litman/Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763

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THE MASTERS’ SELECT FUNDS TRUST

The Masters’ Select Equity Fund - Institutional Class – MSEFX
Investor Class – MSENX

The Masters’ Select International Fund - Institutional Class – MSILX
Investor Class – MNILX

The Masters’ Select Value Fund - Institutional Class – MSVFX

The Masters’ Select Smaller Companies Fund - Institutional Class – MSSFX

The Masters’ Select Focused Opportunities Fund - Institutional Class – MSFOX

Statement of Additional Information

Dated April 29, 2011

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April 29, 2011, as it may be amended from time to time, of The Masters’ Select Equity Fund (the “Equity Fund”), The Masters’ Select International Fund (the “International Fund”), The Masters’ Select Value Fund (the “Value Fund”), The Masters’ Select Smaller Companies Fund (the “Smaller Companies Fund”) and The Masters’ Select Focused Opportunities Fund (the “Focused Opportunities Fund” and, together with the Equity Fund, the International Fund, the Value Fund, and the Smaller Companies Fund, individually a “Fund” and, collectively, the “Funds”), each a series of the Masters’ Select Funds Trust (the “Trust”), formerly known as the Masters’ Select Investment Trust until December 1997.  Litman/Gregory Fund Advisors, LLC (the “Advisor”) is the investment advisor of the Funds.  The Advisor has retained certain investment managers as sub-advisors (each a “Manager,” and, collectively, the “Managers”), each responsible for portfolio management of a segment of a Fund’s total assets.  A copy of the Funds’ prospectus and most recent annual report may be obtained from the Trust without charge at 4 Orinda Way, Suite 200-D, Orinda, California 94563, telephone (800) 960-0188.

The Funds’ audited financial statements for the fiscal year ended December 31, 2010 are incorporated by reference to the Funds’ 2010 Annual Report.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust consists of five separate series: the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund.

The Equity Fund commenced operations on December 31, 1996.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class, and the Investor Class commenced operations.

The International Fund commenced operations on December 1, 1997.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class, and the Investor Class commenced operations.

The Value Fund commenced operations on June 30, 2000.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Smaller Companies Fund commenced operations on June 30, 2003.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Focused Opportunities Fund commenced operations on June 30, 2006.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities of such Fund.  Each Fund’s objective is set forth in the Funds’ prospectus. There is no assurance that each Fund will achieve its investment objective.  The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes.  The investment policies of the Equity, International, and Smaller Companies Funds with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

Cash Position
When a Fund’s Manager believes that market conditions are unfavorable for profitable investing, or when the Manager is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase.  In other words, the Funds do not always stay fully invested in stocks and bonds.  Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities.  However, the Advisor or a Fund’s Manager may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity.  Partly because the Managers act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Convertible Securities and Warrants
Each Fund may invest in convertible securities and warrants.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

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A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities
Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries.  The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments.  The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities
There are a number of risks generally associated with an investment in debt securities (including convertible securities).  Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.  The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities
Each Fund may invest a portion of its net assets in debt securities rated below “Baa” by Moody’s, below “BBB” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.”  Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield securities differently from other securities.  For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

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Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests.  A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies
From time to time, the Value Fund and to a lesser extent, the Focused Opportunities Fund, may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies.  Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission (“SEC”), and which is held by a large group of investors.  Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company.  The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.  Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Managers consider in purchasing a particular Indebtedness.  Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it.  The Value Fund and Focused Opportunities Funds may purchase loans from national and state chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness.  The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.”  Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.  The Value Fund and the Focused Opportunities Fund also may purchase trade claims and other direct obligations or claims (“Trade Claims”) of reorganizing companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

Short-Term Investments
Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposit, Bankers’ Acceptances and Time Deposits.  Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” below.  Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

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Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  Each Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Money Market Funds
Each Fund may under certain circumstances invest a portion of its assets in money market funds.  The 1940 Act generally prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. The Advisor and the Managers will not impose advisory fees on assets of a Fund invested in a money market mutual fund.  However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

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Government Obligations
Each Fund may make short-term investments in U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities
Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury.  Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons.  Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments
Each Fund may acquire variable and floating rate instruments.  Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Manager under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund.  In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund.  The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.

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Mortgage-Related Securities
Each Fund may invest in mortgage-related securities.  Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry.  Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008.  The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices.  In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

Congress has passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions.  There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

U.S. Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.  FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio.  Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

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Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”).  A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Like a bond, interest is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity.  Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Foreign Investments and Currencies
Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers).  Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts.  Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts.  DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency.  Such changes will also affect a Fund’s income.  The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Managers expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

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Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees.  The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.  The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes.  The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs.  To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets.  Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager’s assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices
Purchasing Put and Call Options.  Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions.  Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options).  Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs.  If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

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If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price.  Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options.  A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian).  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.  However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options.  Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices.  Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by a Fund of options on a stock index would be subject to a Manager’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stocks.

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Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund.  It is the policy of each Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks Of Investing in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.  See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available.  For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing.  See “Dealer Options” below.

Dealer Options.  Each Fund may engage in transactions involving dealer options as well as exchange-traded options.  Certain risks are specific to dealer options.  While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not.  Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option.  While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund.  For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities.  If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options.  Each Fund may buy or sell put and call options on foreign currencies.  A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires.  Each Fund will use foreign currency options separately or in combination to control currency volatility.  Among the strategies employed to control currency volatility is an option collar.  An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices.  Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price.  Foreign currency options are derivative securities.  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received.  Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions.  Each Fund may purchase covered spread options from securities dealers.  These covered spread options are not presently exchange-listed or exchange-traded.  The purchase of a spread option gives a Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark.  The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs.  The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.  This protection is provided only during the life of the spread options.

Forward Currency Contracts
Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

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Futures Contracts and Related Options
Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates.  A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”).  A Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract.  When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount.  This amount is known as initial margin.  The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable.  For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value.  Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract.  A final determination of variation margin is made on closing the position.  Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that a Fund’s use of futures is unleveraged.  The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts.  Each Fund may invest in futures contracts on stock indices.  Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.  Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts.  Each Fund may invest in interest rate or financial futures contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

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Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges.  Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.  Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange.  A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper.  Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.  International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Foreign Currency Futures Contracts.  Each Fund may use foreign currency future contracts for hedging purposes.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.  A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future.  Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge.  The price of the future may move more or less than the price of the securities being hedged.  If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future.  If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future.  Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used.  It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline.  If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities.  However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

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Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead.  If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets.  In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Manager’s ability to predict correctly movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.  Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts.  As described above, each Fund may purchase options on the futures contracts they can purchase or sell.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  There is no guarantee that such closing transactions can be effected.

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Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use or Futures Contracts and Related Options.  Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund.  A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its net assets would be hedged.  A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s net assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company.  See “Taxation.”

Repurchase Agreements
Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements
Each Fund may enter into reverse repurchase agreements.  A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement.  A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

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Each Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment.  Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions
Each Fund may enter into dollar roll transactions.  A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.  During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements
Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account.  Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.  Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Manager to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date.  In these cases a Fund may realize a taxable capital gain or loss.  When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities.  These securities are debt securities that do not make regular cash interest payments.  Zero-coupon and step-coupon securities are sold at a deep discount to their face value.  Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate.  While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year.  A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

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Borrowing
Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities
Each Fund may lend its portfolio securities in an amount not exceeding 10% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to a Fund.  Any loan might be secured by any one or more of the three types of collateral.  The terms of a Fund’s loans must permit a Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales
Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which a Fund has a short position can range from one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan.  To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

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Illiquid Securities
Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Manager.  The Advisor and the Managers will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Trust’s Board of Trustees, to ensure compliance with a Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Manager, pursuant to procedures adopted by the Trust’s Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index.  A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.  ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable.  An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

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Initial Public Offerings
The Funds may purchase securities of companies in initial public offerings (“IPOs”).  By definition, IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  Many IPOs are issued by undercapitalized companies of small or micro cap size.  The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

Risks of Investing in Small Companies
Each Fund may, and the Smaller Companies Fund will, invest in securities of small companies.  Additional risks of such investments include the markets on which such securities are frequently traded.  In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.  Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies.  A Manager’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Investment Restrictions
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of a Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund, except for the Value Fund and the Focused Opportunities Fund, is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer.  The Value Fund and the Focused Opportunities Fund are non-diversified funds and are not subject to the above requirements.  Each Fund’s investment objective is also fundamental.

In addition, a Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales;

2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

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5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

7. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

8. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

9. Make investments for the purpose of exercising control or management.

Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities, which may be changed by a vote of the Board at any time:

Each Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law.  (Generally, the 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Manager, pursuant to procedures adopted by the Board of Trustees, to be liquid).

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BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Managers, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Managers, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance.  The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board.  A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Managers.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
A. George Battle 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1944)	Independent Trustee	Open-ended term; served since inception	Executive Chairman, Ask Jeeves, Inc. (technology) from 2004 to 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	5	Advent Software; Expedia Inc; Fair, Isaac and Company, Inc.; Netflix Inc.
Frederick August Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	5	None
Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	5	SA Funds – Investment Trust
Taylor M. Welz 2431 W. March Lane, Suite 100 Stockton, CA 95207 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, CCO & Sole Owner, Welz Financial Services, Inc.(investment advisory services and retirement planning), since 2007; Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	5	None
* The term “Independent Trustees” used herein refers to those Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

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Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Kenneth E. Gregory* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	President and Trustee	Open-ended term; served since inception	President of the Advisor; President and Chief Strategist of Litman/Gregory Asset Management, LLC (investment advisors); President of Litman/Gregory Research, Inc. (publishers); and Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research) since 2000.	5	None
Craig A. Litman* 100 Larkspur Landing Circle Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Open-ended term; served since inception	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/Gregory Research, Inc.; and Chairman of Litman/Gregory Asset Management, LLC since 2000.	5	None
Jeremy DeGroot* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Open-ended term; served since December 2008	Chief Investment Officer of Litman/Gregory Asset Management, LLC since 2008.	5	None
John Coughlan 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer, Litman/Gregory Fund Advisors, LLC since 2004.	N/A	None
* Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Managers, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board of Trustees – Board Committees” below. More than 50% of the members of the Board are Independent Trustees, and each of the Audit Committee and Nominating Committee are comprised entirely of Independent Trustees.  The Board does not currently have a designated lead Independent Trustee.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Presently, Mr. Gregory serves as the Chairman of the Board and President of the Advisor.  Mr. Gregory is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor.  In developing the Board’s structure, the Board has determined that Mr. Gregory’s history with the Trust, familiarity with the Funds’ investment objectives and extensive experience in the field of investments qualifies him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit Committee and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk).  Consequently, Board oversight of different types of risks is handled in different ways.  In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting.  The Board also receives periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Managers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Adviser as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate.  However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Adviser or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and each of the Trustees has served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

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In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Gregory’s Trustee Attributes include his position as President of the Advisor.  In this position, Mr. Gregory has intimate knowledge of the Trust and its operations, personnel and financial resources. His position of influence and responsibility at the Advisor, in addition to his knowledge of the Advisor, has been determined to be valuable to the Board in its oversight of the Trust.  In addition, Mr. Gregory co-founded Litman/Gregory Asset Management, LLC and has served as its Chief Investment Officer and Chief Strategist.  Mr. Gregory also serves as co-portfolio manager of each series of the Trust.

Mr. Litman’s Trustee Attributes include his positions as Treasurer and Secretary of the Advisor.  In these positions, Mr. Litman has intimate knowledge of the Trust and its operations, personnel and financial resources.  His position of influence and responsibility at the Advisor, in addition to his knowledge of the Advisor, has been determined to be valuable to the Board in its oversight of the Trust.  In addition, Mr. Litman serves as Vice President and Secretary of Litman/Gregory Research, Inc. and Chairman of Litman/Gregory Asset Management, LLC.

Mr. DeGroot’s Trustee Attributes include his position as Chief Investment Officer of Litman/Gregory Asset Management, LLC.  In this position, Mr. DeGroot is responsible for overseeing Manager due diligence, asset class research and tactical allocation decisions.  Mr. DeGroot also has prior experience as an economics consultant and economist.

Mr. Battle’s Trustee Attributes include his executive experience as Chief Executive Officer and Executive Chairman of Ask Jeeves, Inc., and his financial accounting background as a Certified Public Accountant (inactive) and as a Partner in the Audit Division at Arthur Anderson.  Mr. Battle also has many years of experience as a member of the audit committees of several public companies.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.  Mr. Eigenbrod also serves as a member of the Board of a risk management consulting firm.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance and accounting.  Mr. Shefrin also has a number of years of mutual fund board experience, having served on the Board of SA Funds - Investment Trust since 1999.

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Mr. Welz’s Trustee Attributes include many years of financial reporting, auditing and investment advisory experience.  Mr. Welz is a Certified Public Accountant and also serves as the President, Chief Compliance Officer and Sole Owner of Welz Financial Services Inc., an investment advisory services and retirement planning firm.

Board Committees
The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2010
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	2

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2010
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. There currently is no policy with respect to considering nominees recommended by shareholders.	4

Valuation Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2010
Taylor M. Welz Kenneth E. Gregory Craig A. Litman John Coughlan Jeremy DeGroot	Responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) as required by each series of the Trust’s valuation procedures, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board for approval and ratification.	4

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Trustee Ownership of Fund Shares
As of December 31, 2010, the Trustees owned the following dollar range of shares of the Funds: (1)
Name of Trustee	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
A. George Battle	D	D	D	D	D	E
Frederick August Eigenbrod, Jr.	D	C	A	C	D	E
Harold M. Shefrin	B	C	B	B	B	D
Taylor M. Welz	E	E	E	D	D	E
Kenneth E. Gregory	E	E	E	E	E	E
Craig A. Litman	E	E	E	E	E	E
Jeremy DeGroot	D	E	D	C	E	E
(1)     Dollar Range of Equity Securities in the Fund:
A=None
B=$1-$10,000
C=$10,001-$50,000
D=$50,001-$100,000
E= Over $100,000
(2)	As of December 31, 2010, the Trustees each oversaw five registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates
As of December 31, 2010, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Managers, U.S. Bancorp, the parent company of Quasar Distributors LLC (the “Distributor”), or any of their respective affiliates.  Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Managers, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation
For the year ended December 31, 2010, each Independent Trustee received an annual fee of $75,000, allocated $9,000 for each of the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees.  For 2011, the Trustees’ annual compensation will be $75,000, allocated $9,000 per Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and its committees.  As of March 31, 2011, to the best of the knowledge of the Trust, the Board of Trustees and the officers of the Funds, as a group, owned of record [    ]% of the outstanding shares of the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during 2010:
Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Smaller Companies Fund	Aggregate Compensation from Focused Opportunities Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
A. George Battle, Trustee	$13,748	$30,460	$10,586	$10,259	$9,948	$0	$0	$75,000
Frederick A. Eigenbrod, Jr., Trustee	$13,748	$30,460	$10,586	$10,259	$9,948	$0	$0	$75,000
Harold M. Shefrin, Trustee	$13,748	$30,460	$10,586	$10,259	$9,948	$0	$0	$75,000

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Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Smaller Companies Fund	Aggregate Compensation from Focused Opportunities Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Taylor M. Welz, Trustee	$13,748	$30,460	$10,586	$10,259	$9,948	$0	$0	$75,000
Jeremy DeGroot, Trustee*	None	None	None	None	None	None	None	None
Kenneth E. Gregory, President and Trustee*	None	None	None	None	None	None	None	None
Craig A. Litman, Secretary and Trustee*	None	None	None	None	None	None	None	None
* As of December 31, 2010, Messrs. DeGroot, Gregory and Litman were Interested Trustees because of their relationship with the Advisor and accordingly served on the Board without compensation.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of March 31, 2011, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.

Masters’ Select Equity Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	14,510,071	55.90%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	2,727,030	10.51%	Record

Masters’ Select Equity Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	11,501	92.83%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	768	6.20%	Record

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Masters’ Select International Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	30,558,674	30.96%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	16,740,758	16.96%	Record
Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	6,901,554	6.99%	Record

Masters’ Select International Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	17,155,618	99.69%	Record

Masters’ Select Value Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5,480,833	65.75%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	800,931	9.61%	Record

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Masters’ Select Smaller Companies Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	2,951,807	47.00%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	652,919	10.40%	Record
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	494,361	7.87%	Record
Prudential Investment Management Service 100 Mulberry Street Gateway Center Floor 11 Newark, NJ 07102-4056	362,909	5.78%	Record

Masters’ Select Focused Opportunities Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5,205,411	81.32%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	900,011	14.06%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;
•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Managers and the Board;
•
The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

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The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds.  To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information.  Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE MANAGERS

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”).  In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”).  Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Managers; (iii) oversee the investments made by such Managers on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Managers with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement.  Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request.  With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

Under each Management Agreement, each Manager agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Manager.  In providing such services, each Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

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Without limiting the generality of the foregoing, each Manager has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Manager’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Manager’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Manager’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Manager’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Manager’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Manager’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Managers’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus.  In addition to the fees payable to the Advisor and the Funds’ administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to a Restated Contractual Advisory Fee Waiver Agreement effective as of January 1, 2006 for one year and renewable annually for additional one-year terms thereafter (the “Fee Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fees on certain Funds to reflect reductions in the Managers’ fees.  Reductions in Managers’ fees can occur due to changes in Managers, the negotiation of different Manager fee schedules, the reallocation of assets among Managers or for other reasons.  The Board may terminate the Fee Waiver Agreement upon 60 days’ notice to the Advisor, and the Advisor has reserved the right to decline renewal by written notice to the Trust at least 30 days before the Fee Waiver Agreement’s annual expiration date.  The current term of the Fee Waiver Agreement expires on April 30, 2012.  The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of reductions in the fees the Advisor is required to pay to the Managers.  The Advisor has agreed to waive its right to recoupment of any fees waived pursuant to the Fee Waiver Agreement.

The Advisor has also agreed to reduce its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of each Fund.  In contrast to the fees waived pursuant to the Fee Waiver Agreement discussed above, these reductions (collectively, “subsidies”) are voluntary and not contractual and may be subject to reimbursement by the applicable Fund within the following three fiscal years at the Advisor’s request, provided the Fund is able to effect such reimbursement and remain in compliance with any agreed-upon expense limitations for that year.  Any such reimbursements are subject to the approval by the Board at the time of reimbursement.  The Advisor may not request or receive reimbursement for the subsidies before payment of the applicable Fund’s operating expenses for the then-current fiscal year.

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The Advisor is controlled by Craig A. Litman, Kenneth E. Gregory and Litman/Gregory Asset Management, LLC.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or the Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years.  Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or a Manager, as applicable.  The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Manager, as applicable, upon 60 days’ written notice to the applicable Fund.  The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Managers, in accordance with Section 15(c) of the 1940 Act.  At its last annual review meeting on December 6, 2010, the Board considered a number of factors in reviewing and recommending renewal of the existing Advisory Agreement and Management Agreements, including the nature and quality of the services provided to the Funds by the Advisor and the Managers, the fees and expenses borne by the Funds, and the profitability of the relationship for the Advisor.  The factors considered by the Board are discussed in more detail in the Funds’ 2010 Annual Report.

Advisory fees net of waivers each of the Funds paid to the Advisor and the amounts waived by the Advisor for the last three years are specified below.  Additional investment advisory fees payable under the Advisory Agreement may have, instead, been reduced by the Advisor and in some circumstances may be subject to reimbursement by the respective Fund, as discussed previously.

Advisory Fees Paid to Advisor, Net of Waivers
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
2010	$3,444,443	$13,481,871	$1,129,800	$948,617	$629,487
2009	$2,969,035	$9,936,804	$1,033,984	$880,496	$556,131
2008	$5,780,706	$14,768,904	$2,358,704	$2,076,024	$965,059

Amounts Waived by the Advisor
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
2010	$58,329	$1,767,581	$27,454	$4,197	$64,359
2009	$33,165	$1,245,689	$25,201	$4,353	$54,483
2008	$32,216	$2,441,303	$51,851	$8,902	$77,862

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ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below.  Information in all tables is shown as of the Funds’ fiscal year-end, December 31, 2010.  Asset amounts are approximate and have been rounded.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Funds
Kenneth E. Gregory (Litman/Gregory)	0	$0	1	$68.7 million	1	$8.9 million
Jeremy DeGroot (Litman/Gregory)	0	$0	0	$0	2	$700,000
Equity Fund
Christopher Davis (Davis Advisors)	25	$57.6 billion	11	$1.5 billion	104	$8.4 billion
Bill D’Alonzo (Friess)	3	$4.4 billion	1	$244 million	111	$3.5 billion
Kenneth Feinberg (Davis Advisors)	23	$57.5 billion	10	$1.4 billion	93	$7.6 billion
Mason Hawkins (Southeastern)	6	$14.8 billion	7	$1.1 billion	192	$18.6 billion
Robert Turner (Turner)	6	$841 million	22	$452 million	72	$6.7 billion
Frank Sustersic (Turner)	5	$915 million	2	$19 million	4	$140 million
Jason Schrotberger (Turner)	2	$308 million	5	$46 million	3	$236 million
Clyde McGregor (Harris)	3	$21 billion	5	$1.2 billion	140	$1.9 billion
Frank Sands, Jr. (Sands Capital)	6	$2,773 million	5	$313 million	605	$11,170 million
A. Michael Sramek (Sands Capital)	6	$2,773 million	5	$313 million	605	$11,170 million
Richard Weiss (Wells Capital)	1	$17 million	0	$0	1	$2 million
International Fund
Bill Fries (Thornburg)	14	$27.2 billion	9	$1.8 billion	39	$6.8 billion
W. Vinson Walden (Thornburg)	2	$672 million	1	$26 million	1	$34 million
James Gendelman (Marsico)	19	$9.2 billion	7	$990 million	20	$2.2 billion
David Herro (Harris)	8	$12.3 billion	12	$2.5 billion	16	$5.1 billion
Ted Tyson (Mastholm)	2	$375 million	26	$354 million	6	$690 million
Doug Allen (Mastholm)	2	$375 million	26	$354 million	6	$690 million
Andrew Elofson (Mastholm)	2	$375 million	26	$354 million	6	$690 million
Daniel Kim (Mastholm)	2	$375 million	26	$354 million	6	$690 million
Amit Wadhwaney (Third Avenue)	1	$1.56 billion	7	$840.1 million	11	$273 million
Howard Appleby (Northern Cross)	3	$33 billion	0	$0	10	$2 billion
Jean-Francois Ducrest (Northern Cross)	3	$33 billion	0	$0	10	$2 billion
James LaTorre (Northern Cross)	3	$33 billion	0	$0	10	$2 billion

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Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Edward Wendell, Jr. (Northern Cross)	3	$33 billion	0	$0	10	$2 billion
Smaller Companies Fund
Bill D’Alonzo (Friess)	3	$4.4 billion	1	$244 million	111	$3.5 billion
Dennis Bryan (First Pacific)	1	$1.2 billion	2	$522 million	12	$1.7 billion
Rikard Ekstrand (First Pacific)	1	$1.2 billion	2	$522 million	12	$1.7 billion
Tucker Walsh (Copper Rock)	8	$578.6 million	7	$300.5 million	24	$849.4 million
Richard Weiss (Wells Capital)	1	$34 million	0	$0	1	$2 million
Jeff Bronchick (Reed Conner & Birdwell)	1	$26 million	1	$156 million	73	$429 million
Tom Kerr (Reed Conner & Birdwell)	1	$26 million	0	$0	13	$41 million
Value Fund
Philippe Brugere-Trelat (Franklin)	26	$65 billion	0	$0	0	$0
Mason Hawkins (Southeastern)	6	$14.8 billion	7	$1.1 billion	192	$18.6 billion
Peter Langerman (Franklin)	26	$65 billion	0	$0	0	$0
Clyde McGregor (Harris)	3	$21 billion	5	$1.2 billion	140	$1.9 billion
Bill Nygren (Harris)	3	$6.6 billion	0	$0	0	$0
Focused Opportunities Fund
Philippe Brugere-Trelat (Franklin)	26	$65 billion	0	$0	0	$0
Christopher Davis (Davis Advisors)	25	$57.6 billion	11	$1.5 billion	104	$8.4 billion
Kenneth Feinberg (Davis Advisors)	23	$57.5 billion	10	$1.4 billion	93	$7.6 billion
Peter Langerman (Franklin)	26	$65 billion	0	$0	0	$0
Frank Sands, Jr. (Sands Capital)	6	$2,773 million	5	$313 million	605	$11,170 million
A. Michael Sramek (Sands Capital)	6	$2,773 million	5	$313 million	605	$11,170 million

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Funds’ portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees.  Information is shown as of each Fund’s fiscal year-end, December 31, 2010. Asset amounts are approximate and have been rounded.

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Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

Fund and Portfolio Manager (Firm)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Mason Hawkins (Southeastern)	0	$0	1	$245 million	13	$3.5 billion
Frank Sands, Jr. (Sands Capital)	1	$895 million	0	$0	6	$1,206 million
A. Michael Sramek (Sands Capital)	1	$895 million	0	$0	6	$1,206 million
Robert Turner (Turner)	1	$51 million	0	$0	4	$285 million
Frank Sustersic (Turner)	0	$0	1	$19 million	1	$12 million
Jason Schrotberger (Turner)	0	$0	1	$1 million	0	$0
International Fund
Ted Tyson (Mastholm)	0	$0	0	$0	1	$238 million
Doug Allen (Mastholm)	0	$0	0	$0	1	$238 million
Andrew Elofson (Mastholm)	0	$0	0	$0	1	$238 million
Daniel Kim (Mastholm)	0	$0	0	$0	1	$238 million
Bill Fries (Thornburg)	0	$0	0	$0	1	$103 million
Amit Wadhwaney (Third Avenue)	0	$0	2	$441 million	0	$0
Smaller Companies Fund
Tucker Walsh (Copper Rock)	0	$0	0	$0	2	$172.0 million
Dennis Bryan (First Pacific)	0	$0	2	$522 million	0	$0
Rikard Ekstrand (First Pacific)	0	$0	2	$522 million	0	$0
Value Fund
Philippe Brugere-Trelat (Franklin)	0	$0	0	$0	2	$121 million
Mason Hawkins (Southeastern)	0	$0	1	$245 million	13	$3.5 billion
Peter Langerman (Franklin)	0	$0	0	$0	2	$121 million
Focused Opportunities Fund
Philippe Brugere-Trelat (Franklin)	0	$0	0	$0	2	$121 million
Peter Langerman (Franklin)	0	$0	0	$0	2	$121 million
Frank Sands, Jr. (Sands Capital)	1	$895 million	0	$0	6	$1,206 million
A. Michael Sramek (Sands Capital)	1	$895 million	0	$0	6	$1,206 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of each of the following Managers who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

COPPER ROCK CAPITAL PARTNERS, LLC (“Copper Rock”)
Sub-Advisor to the Smaller Companies Fund

Copper Rock’s investment personnel may be part of a portfolio management team serving numerous other accounts for multiple clients of Copper Rock.  These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers, research analysts, and trading desk personnel (collectively, “the portfolio management team”) provide services for multiple clients simultaneously.  A summary of certain portfolio conflicts of interest is provided below.  Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients, and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock).  Portfolio management team personnel may also make personal investments in accounts they manage or support.

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Portfolios within the same product type are managed the in the same manner.  All portfolios have the same percentage ownership, other than client specific restrictions and rounding.

The Copper Rock portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all client portfolios.  Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

DAVIS SELECTED ADVISERS, L.P. (“Davis Advisors”)
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account.  More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts: the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.  Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts.  To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of assets of Davis Advisors or of the Davis family members in certain mutual funds may lead to conflicts of interest.  To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time.  Davis Advisors does not receive an incentive-based fee on any account.

FIRST PACIFIC ADVISORS, LLC (“First Pacific”)
Sub-Advisor to the Smaller Companies Fund

Although First Pacific manages other accounts that may have similar investment objectives or strategies, First Pacific believes that no material conflicts currently exist, and that any material conflicts of interest that may arise in connection with First Pacific’s management of the Smaller Companies Fund's investments and the management of the investments of other accounts are addressed primarily through First Pacific's allocation policies. Under these policies, First Pacific attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Smaller Companies Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Smaller Companies Fund.  The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

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FRANKLIN MUTUAL ADVISERS, LLC (“Franklin”)
Sub-Advisor to the Value Fund and the Focused Opportunities Fund

The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple Funds and accounts.  Franklin seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as pursuing a value-oriented strategy of investing primarily in undervalued securities and, to a lesser extent, risk arbitrage securities and securities of distressed companies. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.  The separation of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.  However, securities selected for funds or accounts other than a Fund may outperform the securities selected for the Funds.  Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that the Funds’ Code of Ethics will adequately address such conflicts.

Franklin and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

FRIESS ASSOCIATES, LLC (“Friess”)
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

 Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Equity Fund, the Smaller Companies Fund and other accounts managed by Friess.  Friess’ allocation methodology is designed to fairly allocate investment ideas among all eligible client portfolios.  Criteria used to determine eligible portfolios include: cash availability; client mandated restrictions; and overall client portfolio composition.  Generally, trade orders are allocated on a pro-rata basis across all eligible portfolios.  Occasionally, circumstances may exist that require discretion to fill orders for specific portfolios before others, such as: significant cash requirements and liquidity constraints preventing all portfolios' participation.  The Equity Fund and the Smaller Companies Fund, and other client portfolios with a concentrated mandate (limited number of positions), will likely experience a larger percentage of each position relative to its assets versus other client portfolios.  Further, the Equity Fund and the Smaller Companies Fund will not necessarily participate in all trade allocations, and may trade independently of other client portfolios.

HARRIS ASSOCIATES L.P. (“Harris”)
Sub-Advisor to the Equity Fund, International Fund and the Value Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.  With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account.  It is Harris’ policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts.  With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

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Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

LITMAN/GREGORY FUND ADVISORS, LLC (“Litman/Gregory”)
Advisor to the Funds

Litman/Gregory has overall responsibility for assets under management and conducts oversight and evaluation of the Funds’ investment managers and other duties.  Litman/Gregory generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds.  Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by Messrs. Gregory and DeGroot.  Litman/Gregory has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

MARSICO CAPITAL MANAGEMENT, LLC (“Marsico”)
Sub-Advisor to the International Fund

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible.  Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows.  Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades.  Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner.  With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged.  To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts.  Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

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Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts.  In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

MASTHOLM ASSET MANAGEMENT, LLC (“Mastholm”)
Sub-Advisor to the International Fund

Mastholm is an international equity growth manager that manages other client portfolios with positions similar to those in the portfolio that Mastholm manages for the International Fund.  Positions are bought and sold for all clients based on their investment criteria and Mastholm's investment style.  Mastholm manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

NORTHERN CROSS, LLC (“Northern Cross”)
Sub-Advisor to the International Fund

Northern Cross is an international equity manager that manages other client portfolios with positions similar to those in the portfolio that Northern Cross manages for the International Fund.  Positions are bought and sold for all clients based on their investment criteria and Northern Cross's investment style.  Northern Cross manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

REED CONNER & BIRDWELL, LLC (“RCB” or the “Firm” in this sub-section)
Sub-Advisor to the Smaller Companies Fund

RCB supervises and directs the investments of its clients in accordance with the investment objectives of the client as communicated to the Firm. The policy of the Firm is to avoid any conflicts of interest, or the appearance of any conflicts of interest, between the interest of RCB, or its officers, partners and employees, and the interest of RCB’s advisory clients (“Clients”). The 1940 Act and rules require that RCB establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which personas having knowledge of the investments and investment intentions of clients might take advantage of that knowledge for their own benefit.

The Firm, or one or more of its principals, currently, and from time-to-time, may buy, hold and sell securities of Williams-Sonoma, Inc., a publicly traded corporation (“WSM”). One of the principals of the Firm is related to a former Director of Williams-Sonoma, Inc., which relationship may present a conflict of interest in regard to investment s in client accounts in such securities.  The Firm will seek to avoid any conflict of interest that may arise from such relationship.

From time-to-time, the Firm or a member thereof may own securities that are also owned by Clients of the Firm.  It is the policy of the Firm not to allow any employee or any member of an employee’s immediate family to benefit in his or her own personal investments, directly or indirectly, at the expense of Clients, and not to take advantage of or to trade on the knowledge that he or she may have of the market impact caused by transactions carried out for Clients.  Securities may be purchased or sold for clients that are currently held by employees.  No employees may purchase or sell a security that is also being purchased or sold for Clients until all Clients’ security transactions have been completed.  Each employee must complete an employee trading form and receive approval from the Chief Compliance Officer (CCO) or another principal of the Firm prior to entering a trade.  All trades and procedures are reviewed by the CCO of the Firm on a quarterly basis.  To ensure compliance with the Firm’s policy, all employees are required to report on a quarterly basis all purchases and sales of securities for any accounts in which they or their immediate family have a beneficial interest.  In addition to the pre-authorization of trades and quarterly reports, employees must submit a report of their holdings within 10 days of their hire date and an annual report of their holdings.

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Where a proxy proposal raises a material conflict of interest between RCB’s interest and the Client’s, RCB will disclose the conflict to the relevant Clients and obtain their consent to the proposed vote prior to voting the securities.  When a Client does not respond to such a conflict disclosure request or denies the request, RCB will abstain from voting the securities held by that Client’s account.

The Firm does not anticipate a material number of such conflicts of interest during our management of   the Smaller Companies Fund.  Conceptual conflicts may include:

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RCB, in its marketing efforts to separately managed accounts, may solicit business for the corporate pension assets and/or personal assets of senior management of a company that is owned by the Smaller Companies Fund or others of its separately managed accounts.  If RCB is successful in winning the business, RCB could then own the stock of a company in the Smaller Companies Fund portfolio and manage assets for that same company or for senior management of that company.

Alternatively, RCB may already manage assets of other similar accounts for a company, and subsequently determine that the company’s stock merits inclusion in the RCB portfolio.

SANDS CAPITAL MANAGEMENT, LLC (“Sands Capital”)
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Sands Capital is an investment adviser to a variety of clients.  As a result, there may be actual or potential conflicts of interest.  For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research and personal trading by employees.  Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time.  These policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions.  Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

SOUTHEASTERN ASSET MANAGEMENT, INC. (“Southeastern”)
Sub-Advisor to the Equity Fund and the Value Fund

Conflicts of interest could arise in connection with managing the Equity Fund and the Value Fund side by side with Southeastern’s other clients.  Southeastern’s clients include US, Non-US, Global and Small-Cap mandates, and investment opportunities may be appropriate for more than one category of accounts.  Because of market conditions and investment guidelines, not all investment opportunities will be available to all accounts at all times.  While Southeastern has a financial incentive to favor performance fee accounts, Southeastern has developed allocation principles designed to ensure that no account is systematically given preferential treatment over time.  Southeastern’s compliance personnel routinely monitor allocations for consistency with these principles, as well as evidence of conflict of interest.  Performance fee accounts are subject to the same allocation principles and compliance reviews.  Southeastern personnel also have substantial ownership in the Longleaf Partners Funds, a mutual fund family for which Southeastern serves as lead manager.  Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts, however, and should receive equitable treatment.

THIRD AVENUE MANAGEMENT, LLC (“Third Avenue”)
Sub-Advisor to the International Fund

Third Avenue has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another.  Third Avenue has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.  Nevertheless, Third Avenue furnishes investment management and advisory services to numerous clients in addition to the International Fund, and Third Avenue may, consistent with applicable law, make investment recommendations to other clients or accounts (including assuring accounts that are hedge funds or have performance or higher fees paid to Third Avenue than the International Fund, or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the International Fund.

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Circumstances may arise under which Third Avenue determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the International Fund.  Third Avenue has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

The portfolio manager of the International Fund also manages a private partnership that has a performance fee.  Third Avenue is aware of the potential conflict of interest that exists when such an arrangement exists.  Although the investment strategy of the private partnership differs from that of the International Fund, Third Avenue does monitor the allocations to the two products to ensure that both funds are following their investment strategies and being treated fairly.

THORNBURG INVESTMENT MANAGEMENT, INC. (“Thornburg”)
Sub-Advisor to the International Fund

Most investment advisors and their portfolio managers manage investments for multiple clients, which may include mutual funds, private accounts and retirement plans.  In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts.  These conflicts could include any of the following:

•	Allocating a favorable investment opportunity to one account but not another;
•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;
•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and
•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

As a sub-advisor to the International Fund, Thornburg has informed the International Fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the International Fund’s investments and the portfolio manager’s management of other accounts. As of December 31, 2010, Thornburg has also informed the International Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

TURNER INVESTMENT PARTNERS, INC. (“Turner”)
Sub-Advisor to the Equity Fund

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts, including the Equity Fund, where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances.  In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

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WELLS CAPITAL MANAGEMENT, INC. (“Wells Capital”)
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Wells Capital’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds.  While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2010.

COPPER ROCK
Sub-Advisor to the Smaller Companies Fund

Copper Rock compensates the portfolio managers with a competitive fixed salary and potential for bonus.  Bonuses are based on the profitability of Copper Rock.  In addition, each portfolio manager has substantial equity ownership in Copper Rock and receives a proportional share of any net profit earned by Copper Rock.

DAVIS ADVISORS
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors.  At the end of specified periods, generally five years following the date of purchase pursuant to (iv), some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.  Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

FIRST PACIFIC
Sub-Advisor to the Smaller Companies Fund

Compensation of the portfolio managers is primarily through participation in First Pacific’s revenues and profits.  The portfolio managers’ compensation is not based on the performance of the Smaller Companies Fund.  The participation in revenues and profits of First Pacific is primarily based on the revenues received on the assets managed by those portfolio managers, including the Smaller Companies Fund’s assets, and partly based on the overall profitability of First Pacific.  This participation has both fixed and variable components.  The variable participation is based upon First Pacific’s assessment of the portfolio managers’ performance in a number of key areas including product management and business development, succession planning and team building, identity, and long term performance.  In addition, First Pacific further provides for a discretionary bonus that can be allocated to any member of the firm, including portfolio managers who are equity owners, in order to recognize outstanding achievements in any given year.  In addition, for portfolio managers who are equity owners of First Pacific, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term.  First Pacific offers a 401(k) plan whereby the portfolio managers, as well as all permanent employees of First Pacific, may elect to contribute up to the legal limit.

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FRANKLIN
Sub-Advisor to the Value Fund and the Focused Opportunities Fund

The key objectives of Franklin’s compensation practices are: to attract, retain and motivate a top quality workforce; to recognize and reward top performance; and to pay fully skilled and knowledgeable employees competitively.  Franklin’s global compensation program is designed to create and support programs that, at a global level: link to overall Franklin results; reward the performance of individuals and teams that contribute to overall Franklin results and, with respect to investment management personnel, the results of Franklin’s fund products; and encourage key employees to think as shareholders through equity participation and position the Franklin organization for long-term growth.  At a local level, Franklin’s global compensation program is designed to attract and retain quality employees in each geographic area where Franklin operates, and reward those employees in a manner that is considered fair and competitive in local markets and link pay and rewards to individual contribution.

Because the asset management industry is dynamic and ever changing, Franklin’s compensation programs are constantly evolving to address the changing market landscape.

Compensation Structure

Franklin’s basic compensation structure consists of three parts:

•	Base compensation
•	Variable compensation, largely consisting of a cash bonus and equity-based awards; and
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Benefits, such as health and life/disability insurance and employee work/life programs, as well as the ability to participate in Franklin’s Profit Sharing 401(k) Plan and 1998 Employee Stock Investment Plan.

Long-term Compensation for Investment Management Staff

Since fiscal year 2000, Franklin has adopted the practice of granting a limited number of supplemental equity-based awards as an additional component of variable pay.  These awards have generally been in the form of either restricted stock or stock options of the company and/or restricted fund shares.  The awards are granted to key, high-performing contributors across the organization and have been viewed as a valuable recognition and retention tool.  The vesting schedule for these awards may vary from year to year.

In fiscal year 2010 long-term awards were in the form of “Performance Shares” delivered as Restricted Stock Units and Mutual Fund Units.  The Performance Shares vesting is contingent on attaining threshold levels of key corporate and investment management metrics.

401(k) Profit Sharing

U.S. employee profit sharing, while not variable compensation, is an additional form of long-term compensation that may be provided by Franklin to employees on the U.S. payrolls.  For the fiscal year ended September 30, 2010, Franklin contributed to the Franklin Templeton 401(k) Profit Sharing Plan.

Effective with the 2011 plan year beginning October 1, 2010, Franklin has eliminated the profit sharing component of the plan.  In exchange, Franklin has chosen to increase the 401(k) plan benefit by raising the amount Franklin matches employee deferrals into the plan to up to the Internal Revenue Service maximum.

FRIESS
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Bill D’Alonzo is the portfolio manager for the Equity Fund and the Smaller Companies Fund.  Mr. D'Alonzo receives a fixed salary, discretionary bonus and profit participation received as a result of ownership interest.  Mr. D’Alonzo’s salary is set by reference to industry standards.  The discretionary bonus is based on the growth of client assets managed by Friess and its resulting revenue.  No portion of the salary or discretionary bonus is based solely on investment performance of the Equity Fund or the Smaller Companies Fund.

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HARRIS
Sub-Advisor to the Equity Fund, International Fund and the Value Fund

Harris is solely responsible for compensating its portfolio managers.  Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris and is structured as follows:

(1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2) Participation in a discretionary bonus pool.  A discretionary bonus pool for each of Harris’ domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

(3) Participation in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees.  The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of such portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors.  The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager.  The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets.  Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays Capital (60% S&P 500 and 40% Barclays Capital Bond Index), Morgan Stanley Capital International (“MSCI”) World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable.  Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s inception or since a portfolio manager has been managing a fund, as applicable.  Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role.  The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work.  In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

LITMAN/GREGORY
Advisor to the Funds

Litman/Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of company profits commensurate with the portfolio managers’ respective ownership percentages in Litman/Gregory.

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MARSICO
Sub-Advisor to the International Fund

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses.  Base salaries may be adjusted upward or downward depending on Marsico’s profitability.  Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution.  Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses.  No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services.  In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.  In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees.  Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.  Equity interests are subject to the financial risks of Marsico’s business generally.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index).  Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful.  Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities.  To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements.  Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

MASTHOLM
Sub-Advisor to the International Fund

The portfolio managers each receive a compensation package that includes fixed guaranteed payments, variable profit distributions and fixed retirement benefits in a 401(k) plan, none of which are based on the performance of the International Fund or the value of the assets in the portfolio of such Fund.

NORTHERN CROSS
Sub-Advisor to the International Fund

The portfolio managers at Northern Cross are compensated from clients as a percentage of assets under management that is divided equally among the 4 principals.

RCB
Sub-Advisor to the Smaller Companies Fund

All RCB investment professionals receive salary, performance-related bonuses and are eligible for participation in the profit-sharing.  RCB’s investment professionals are paid on differing schedules.  Principals of the firm receive salary, performance-related bonuses and their pro rata share of the firm’s profits.

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SANDS CAPITAL
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan.  Additional incentives include equity participation.  The investment professionals also participate in an investment results bonus.  The investment results bonus is calculated from the performance variance of the Sands Capital composite returns and their respective benchmarks over 1-, 3- and 5-year periods, weighted towards the 3- and 5-year results.

SOUTHEASTERN
Sub-Advisor to the Equity Fund and the Value Fund

The portfolio manager receives a compensation package that includes a salary, bonus and retirement plan benefits.  The portfolio manager’s salary is fixed at a level comparable to investment firms elsewhere.  The portfolio manager’s bonus is variable, based on pre-tax performance and the portfolio manager’s contribution to Southeastern over the year.  For purposes of determining the bonus, the following factors are considered:

•	How investment ideas generated by the manager and his investment team performed both in price and value growth;
•	How the Longleaf Funds and other Southeastern accounts (such as the Equity and Value Funds) performed as measured against inflation plus 10%; and
•	How Southeastern performed overall.

The retirement plan benefits which the portfolio manager receives are fixed on the same basis as all other employees of Southeastern.

THIRD AVENUE
Sub-Advisor to the International Fund

Senior management and investment professionals at Third Avenue are compensated in three ways: base salary, bonus (part cash/part deferred), and, in most cases, profit participation received as a result of ownership interests.  Analysts receive a base salary and bonus.  Base salary and bonus are determined at the discretion of senior management, based on qualitative analysis as well as the individual’s contributions to firm profitability.  No portion of the bonus is based solely on investment performance.

THORNBURG
Sub-Advisor to the International Fund

The compensation of the portfolio manager includes an annual salary, annual bonus and company-wide profit sharing.  The portfolio manager also owns equity shares in Thornburg.  Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants.  The annual bonus is based on subjective criteria, which include, but are not limited to: revenues available to pay compensation of the portfolio manager, including advisory fees attributable to the International Fund; multiple year historical total return of accounts managed by the portfolio manager, including the International Fund, relative to market performance and similar funds; and the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return.  There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the International Fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations.  To the extent that the portfolio manager realizes benefits from capital appreciation and dividends of the investment manager, such benefits accrue from the overall financial performance of Thornburg.

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TURNER
Sub-Advisor to the Equity Fund

Turner’s compensation program is designed to promote excellence, accountability and teamwork.  Portfolio managers are compensated for superior investment results, not the level of assets in a strategy.  The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio.  A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment.  Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution.  Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience.  Finally, all of our investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies.  Each employee has the opportunity to become an equity owner, which we believe is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

WELLS CAPITAL
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

The compensation structure for Wells Capital’s portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital utilizes investment management compensation surveys as confirmation).  Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters.  Relative investment performance is generally evaluated for 1, 3 and 5-year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.  This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style.  In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2010.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Doug Allen/
International Fund	A
Howard Appleby/
International Fund	E
Jeffrey Bronchick/
Smaller Companies Fund	A
Philippe Brugere-Trelat/
Focused Opportunities Fund	A
Value Fund	A
Dennis Bryan/
Smaller Companies Fund	A
Christopher Davis/
Equity Fund	A
Focused Opportunities Fund	A
Bill D’Alonzo/
Equity Fund	E
Smaller Companies Fund	E
Jeremy DeGroot/
Equity Fund	D
Focused Opportunities Fund	E
International Fund	E
Smaller Companies Fund	C
Value Fund	D

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Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Rikard Ekstrand/
Smaller Companies Fund	A
Andrew Elofson/
International Fund	A
Jean-Francois Ducrest/
International Fund	C
Kenneth Feinberg/
Equity Fund	A
Focused Opportunities Fund	A
Bill Fries/
International Fund	A
Kenneth E. Gregory/
Equity Fund	E
Focused Opportunities Fund	E
International Fund	E
Smaller Companies Fund	E
Value Fund	E
James Gendelman/
International Fund	A
Mason Hawkins/
Equity Fund	A
Value Fund	A
David Herro/
International Fund	D
Daniel Kim/
International Fund	A
Tom Kerr/
Smaller Companies Fund	A
James LaTorre/
International Fund	C
Peter Langerman/
Focused Opportunities Fund	A
Value Fund	A
Clyde McGregor /
Equity Fund	A
Value Fund	A
Bill Nygren/
Value Fund	A
Frank Sands, Jr./
Equity Fund	A
Focused Opportunities Fund	A
Jason Schrotberger/
Equity Fund	A
A. Michael Sramek/
Equity Fund	A
Focused Opportunities Fund	A
Frank Sustersic/
Equity Fund	A
Ted Tyson/
International Fund	A
Robert Turner/
Equity Fund	A
Amit Wadhwaney/
International Fund	A
W. Vinson Walden/
International Fund	A
Tucker Walsh/
Smaller Companies Fund	A
Richard Weiss/
Equity Fund	G
Smaller Companies Fund	G

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Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Edward Wendell, Jr./
International Fund	E

Key of Dollar Ranges for Table:  A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight.  The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Managers.

LITMAN/GREGORY FUND ADVISORS, LLC
Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner.  In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”).  However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis.  Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations.  Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Managers.  To the extent such responsibility is delegated to a Manager, the Manager shall assume the fiduciary duty and reporting responsibilities of the Advisor.  Unless otherwise instructed by the Funds or the Advisor, the Manager shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders.  In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy.  However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

COPPER ROCK
Sub-Advisor to the Smaller Companies Fund

To assist in its proxy voting efforts and responsibilities, Copper Rock has retained Risk Metrics Group (“Risk Metrics”) (formerly known as Institutional Shareholder Services (“ISS”)) to research and vote proxies.  Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on Risk Metrics to vote proxies assists Copper Rock in voting in the best interest of its clients and helps to insulate Copper Rock’s voting decisions from potential conflicts of interest.

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There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override Risk Metrics vote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the vendor’s recommendation.

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations Risk Metrics will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Risk Metrics  before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to its Compliance Committee that (i) identifies the details of the conflict of interest, (ii) determines whether or not the conflict is material, and (iii) follows procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Copper Rock has adopted the proxy voting policies developed by Risk Metrics.  The policies have been developed based on Risk Metrics’ independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

DAVIS ADVISORS
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process.  Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients.  Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue.  For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote.  Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest.  In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

The most important factors that Davis Advisors considers in evaluating proxy issues are: (i) the company's or management's long-term track record of creating value for shareholders, with the recommendations of management with a good record of creating value for shareholders given more weight than those of managements with a poor record; (ii) whether, in Davis Advisors’ estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long-term performance resulted from poor management or from factors outside of managements control.

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Other factors that Davis Advisors considers may include:

(a) Shareholder oriented management.  One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management.  In general, such managements will have a large ownership stake in the company.  They also will have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth.  Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions that could enhance shareholder value.  Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor that may be taken into consideration in proxy voting.

(b) Allowing responsible management teams to run the business.  Because Davis Advisors generally tries to invest with "owner oriented" managements (see above), Davis Advisors votes with the recommendation of management on most routine matters, unless circumstances such as long-standing poor performance or a change from Davis Advisors’ initial assessment indicate otherwise.  Examples include the election of directors and ratification of auditors.  Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners.  Conversely, Davis Advisors opposes proposals that limit management's ability to do this.  Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance.  Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them.  Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners.  Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders.  Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance.  Davis Advisors believes that well-thought out incentives are critical to driving long-term shareholder value creation.  Management incentives ought to be aligned with the goals of long-term owners.  In Davis Advisors’ view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse.  In situations where Davis Advisors feels that the compensation practices at companies it owns are not acceptable, Davis Advisors will exercise its discretion to vote against compensation committee members and specific compensation proposals.

 Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes.  Davis Advisors’ Proxy Procedures and Policies provide additional explanation of the analysis Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client.  Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation including by the following means: (1) Votes consistent with the "General Proxy Voting Policies," are to be consistent with the best interests of clients; (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;  (3) Davis Advisors may obtain guidance from an independent third party; (4) the potential conflict may be immaterial; or (5) other reasonable means of resolving potential conflicts of interest to effectively insulate the decision on how to vote client proxies from the conflict.

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FIRST PACIFIC
Sub-Advisor to the Smaller Companies Fund

First Pacific has implemented Proxy Voting Policies and Procedures, which underscore First Pacific’s concern that all proxy voting decisions be made in the best interests of the Fund and that First Pacific act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.  Certain of First Pacific’s proxy voting guidelines include the following: First Pacific votes for uncontested director nominees recommended by management.  First Pacific votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.  First Pacific votes against a management proposal to eliminate or limit shareholders' rights to call a special meeting.  Although many proxy proposals can be voted in accordance with First Pacific's proxy voting guidelines, some proposals will require special consideration, and First Pacific will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between First Pacific's interests and the Fund's interests, First Pacific will resolve the conflict as follows: to the extent the matter is specifically covered by First Pacific's proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.  To the extent First Pacific is making a case-by-case determination under its proxy voting guidelines, First Pacific will disclose the conflict to the Board or the Advisor and obtain the Board or Advisor's consent to vote or direct the matter to an independent third party, selected by the Board or the Advisor, for a vote determination.  If the Board's or the Advisor’s consent or the independent third party's determination is not received in a timely manner, First Pacific will abstain from voting the proxy.

FRANKLIN
Sub-Advisor to the Value Fund and the Focused Opportunities Fund

Franklin has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), an affiliate and wholly-owned subsidiary of Franklin Resources, Inc.  Franklin is an indirect, wholly owned subsidiary of Franklin Resources, Inc.  Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities.  Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Franklin) that has either delegated proxy voting administrative responsibility to Franklin or has asked for information and/or recommendations on the issues to be voted.  The Proxy Group will process proxy votes on behalf of, and Franklin votes proxies solely in the interests of, separate account clients, Franklin-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Franklin’s views on such proxy votes.  The Proxy Group also provides these services to other advisory affiliates of Franklin.

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All proxies received by the Proxy Group will be voted based upon Franklin’s instructions and/or policies.  To assist it in analyzing proxies, Franklin subscribes to Risk Metrics Group (“Risk Metrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping and vote disclosure services.  In addition, Franklin subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly-held U.S. companies.  Although Risk Metrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Franklin does not consider recommendations from Risk Metrics, Glass Lewis, or any other third party to be determinative of Franklin’s ultimate decision.  Franklin votes proxies for the Fund’s portfolio securities solely in the interests of the Fund’s shareholders.  As a matter of policy, the officers, directors and employees of Franklin and the Proxy Group will not be influenced by outside sources whose interests conflict with those of the Advisory Clients.

All conflicts of interest will be resolved in the interests of the Advisory Clients.  Franklin is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest.  However, conflicts of interest can arise in situations where:

1.	The issuer is a client of Franklin or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Franklin or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Franklin or its affiliates (e.g., a broker, dealer or bank);

4.	The issuer is a significant executing broker dealer;

5.	An access person of Franklin or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, Franklin may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between Franklin or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of Risk Metrics, Glass Lewis or those of another independent third-party provider of proxy services or send the proxy directly to the relevant Advisory Clients with Franklin’s recommendation regarding the vote for approval.  If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by Franklin, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Franklin), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions.  The Proxy Review Committee may defer to the voting recommendation of Risk Metrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

One of the primary factors Franklin considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management.  Accordingly, the recommendation of management on any issue is a factor that Franklin considers in determining how proxies should be voted.  However, Franklin does not consider recommendations from management to be determinative of Franklin’s ultimate decision.  As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management.  Each issue, however, is considered on its own merits, and Franklin will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC’s Legal Department and is overseen by legal counsel.  Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed.  On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from Risk Metrics, Glass Lewis, or other sources.  The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Franklin’s managed funds and accounts.  For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, Risk Metrics and/or Glass Lewis analyses, recommendations and any other available information.  In situations where Franklin has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy voting services.  Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Franklin’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.  In the event that an account holds a security that Franklin did not purchase on its behalf, and Franklin does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

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Franklin has adopted general guidelines for voting proxies.  In keeping with its fiduciary obligations to its Advisory Clients, Franklin reviews all proposals, even those that may be considered to be routine matters.  Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances.  Franklin may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Franklin anticipate all future situations. Corporate governance issues are diverse and continually evolving, and Franklin devotes significant time and resources to monitor these changes.

FRIESS
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Friess employs Risk Metrics Group (“Risk Metrics”) (formerly known as Institutional Shareholder Services (“ISS”)) to assist Friess in its proxy voting responsibilities.  Friess uses Risk Metrics’ guidance to vote on proxy issues unless Friess believes there to be an overriding investment decision that is in the best interests of Friess’ clients’ investment portfolios.  In both instances, Risk Metrics actually votes the proxies on behalf of all Friess client portfolios.

Risk Metrics’ research and proxy voting policies are designed on the premise that good corporate governance ultimately results in increased shareholder value.  Friess uses Risk Metrics’ Proxy Voting, Socially Responsible Investor or its PVS Taft-Hartley Voting guidelines to cater to the specific proxy voting needs of Friess’ individual clients.

The Risk Metrics proxy voting guidelines generally call for voting for: proposals to ratify auditors; proposals to repeal classified boards and to elect all directors annually; proposals asking that a majority or more of directors be independent; proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors; proposals to allow or make easier shareholder action by written consent; proposals that remove restrictions on the right of shareholders to act independently of management; proposals to lower supermajority vote requirements; proposals to adopt confidential voting; and proposals asking a company to submit its poison pill for shareholder ratification.

The Risk Metrics proxy voting guidelines generally call for voting against: proposals to classify the board of directors; proposals to restrict or prohibit shareholder ability to take action by written consent; proposals to restrict or prohibit shareholder ability to call special meetings; proposals to require a supermajority vote; and proposals to eliminate cumulative voting.  The Risk Metrics proxy voting guidelines generally call for voting on a case-by-case basis on: proposals to elect directors in uncontested elections (Risk Metrics considers independence, attendance, long-term company performance and a number of other factors); proposals requiring that the positions of chairman and chief executive officer be held by different persons (Risk Metrics looks to see if the company has governance structures in place that counterbalance a combined position); proposals to elect directors in contested elections (Risk Metrics evaluates each side's qualifications, track record and proposals); proposals to redeem or ratify a poison pill; proposals for a merger or other corporate restructuring (Risk Metrics considers pricing, strategic rationale and the negotiating process); proposals for reincorporation (Risk Metrics considers both financial and corporate governance concerns); proposals to increase authorized common stock and to create dual class common stock (Risk Metrics considers the financial and voting implications); and proposals to approve compensation plans (Risk Metrics considers a number of factors that primarily focus on the level of transfer of shareholder wealth and voting power dilution).

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Whenever an apparent conflict of interest is identified, Friess will defer to Risk Metrics’ recommendations and instruct the Fund to vote pursuant to Risk Metrics’ recommendation.  Examples of potential conflicts of interest include, but are not limited to, situations in which Friess receives fees for portfolio management services from a company that is also a holding in Friess client portfolios (which is extraordinarily rare) or in which a principal of Friess has a familial relationship with a director or executive of a company that is also a holding in Friess client portfolios.  Friess’ Compliance Director makes the final determination in any instance regarding whether or not a potential conflict exists.

HARRIS
Sub-Advisor to the Equity Fund, International Fund and Value Fund

Harris exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company.  In determining how to vote on any proposal, Harris' Proxy Committee considers the proposal's expected impact on shareholder value and does not consider any benefit to Harris or its employees or affiliates.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned.  Therefore, on most issues, Harris casts votes in accordance with management's recommendations. However, when Harris believes that management's position on a particular issue is not in the best interests of the Funds and their shareholders, Harris will vote contrary to management's recommendation.

Harris' Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors.  The Proxy Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines. The voting guidelines generally address issues related to boards of directors, auditors, equity-based compensation plans and shareholder rights.

With respect to a company's board of directors, Harris believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors; accordingly, it will normally vote in favor of proposals that insure such independence.  With respect to auditors, Harris believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence. With respect to equity-based compensation plans, Harris believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.  However, Harris will normally vote against plans that substantially dilute its clients' ownership interest in the company or provide participants with excessive awards.  Harris will also normally vote in favor of proposals to require the expensing of options.  With respect to shareholder rights, Harris believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable.  Therefore, Harris will normally vote against proposals for supermajority voting rights, against the issuance of poison pill preferred shares, and against proposals for different classes of stock with different voting rights. With respect to "social responsibility" issues, Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management.  Harris is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

The Proxy Committee, in consultation with Harris’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting.  A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director), or when one of Harris' employees has a personal interest in a proxy matter.  When a conflict of interest arises, in order to insure that proxies are voted solely in the best interest of the Funds and their shareholders, Harris will vote in accordance with either its written guidelines or the recommendation of an independent third-party voting service.  If Harris believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of a Fund and its shareholders, Harris’ Proxy Voting Conflicts Committee (comprised of Harris’ Chief Compliance Officer, General Counsel and Chief Financial Officer) will determine how shares should be voted.

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MARSICO
Sub-Advisor to the International Fund

It is the policy of Marsico to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of Marsico’s clients, as summarized here.

Marsico’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies.  Under Marsico’s investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests.  Because Marsico believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders.  In those and other circumstances, Marsico may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

Marsico may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies).  Examples include, without limitation, proxies issued by companies that Marsico has decided to sell, proxies issued for securities that Marsico did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than Marsico), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.  Marsico also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, when voting may be unduly burdensome or expensive, or if Marsico may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

In circumstances when there may be an apparent material conflict of interest between Marsico's interests and clients' interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also an Marsico client), Marsico generally will resolve any appearance of concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action.  In other cases, Marsico might use other procedures to resolve an apparent material conflict.

Marsico may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients.  Marsico's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under Marsico’s Proxy Voting policy and procedures.  Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico’s control.  Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which Marsico does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date.  Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

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MASTHOLM
Sub-Advisor to the International Fund

Mastholm believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  Mastholm is committed to voting corporate proxies in the manner that serves the best interests of its clients.  Mastholm believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

To implement Mastholm’s proxy voting policies, Mastholm has developed the following procedures for voting proxies. Upon receipt of a corporate proxy by Mastholm, the special or annual report and the proxy are submitted to Mastholm’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Mastholm’s voting guidelines.  The Proxy Manager will then vote the proxies.  The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Mastholm’s files.

In cases where Mastholm is aware of a conflict between the interests of a client(s) and the interests of Mastholm or an affiliated person of Mastholm), Mastholm will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions.

NORTHERN CROSS
Sub-Advisor to the International Fund

Northern Cross’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by Northern Cross to implement the policy.

Northern Cross will vote all proxies delivered to it by the fund’s custodian.  The vote will be cast in such a manner, which, in Northern Cross’s judgment, will be in the best interests of shareholders.  Northern Cross contracts with Boston Investor Services, Inc. for the processing of proxies.

Northern Cross will generally comply with the following guidelines:

Routine Corporate Governance Issues
Northern Cross will vote in favor of management. Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure.  In certain cases Northern Cross will vote in accordance with the guidelines of specific clients.

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Non-routine Corporate Governance Issues
Northern Cross will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.  Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.  In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, Northern Cross generally votes against proposals that will increase shareholder dilution.  In general Northern Cross will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

Non Voting of Proxies
Northern Cross may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

Conflicts of Interest
Should Northern Cross have a conflict of interest with regard to voting a proxy, Northern Cross will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

Record Keeping
The following records will be kept for each client: copies of Northern Cross’s proxy voting policies and procedures; copies of all proxy statements received; a record of each vote Northern Cross casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict; a copy of each written client request for information on how Northern Cross voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of Northern Cross and added to Northern Cross’s Part II of Form ADV.  A hard copy of the policy will be included in the Compliance Program and is available on request.

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest.  The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements.  The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of Northern Cross’s clients and the interests of Northern Cross, its employees, or its affiliates. Northern Cross must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If Northern Cross receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will record in writing the basis for any such determination.

RCB
Sub-Advisor to the Smaller Companies Fund

RCB acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  RCB manages both equity and fixed income securities for its clients and will hold voting securities (or securities for which shareholder action is solicited) in a client account.  Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, RCB will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.  RCB will perform a check to ensure that all proxies that need to be voted are received by RCB.  In the event it is not received, RCB will contact the custodian.  However, if it is not received in sufficient time it may not get voted.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

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When voting proxies or acting on corporate actions for clients, RCB’s concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  RCB will act in a manner deemed prudent and diligent and that is intended to enhance the economic value of the assets of the account.

PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by RCB to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Advisers Act.

PROCEDURES

RCB’s Operations Department, in consultation with senior management, is responsible for ensuring that all proxies received by RCB are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between RCB’s interests and the client’s, RCB will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  When a client does not respond to such a conflict disclosure request or denies the request, RCB will abstain from voting the securities held by that client’s account.

RCB does not anticipate a material number of such conflicts of interest during their management of the Fund. Conceptual conflicts may include:

1.
RCB, in its marketing efforts to separately managed accounts, may solicit business for the corporate pension assets and/or personal assets of senior management of a company that is owned by the Fund or others of its separately managed accounts.  If RCB is successful in winning the business, RCB could then own the stock of a company in the Fund portfolio and manages assets for that same company or for senior management of that company.

2.	Alternatively, RCB may already manage assets or other similar accounts for a company, and subsequently determine that the company’s stock merits inclusion in the RCB portfolio.

In the event where a conflict should arise, the Firm will continue to vote the proxy in the best interest of its clients.

The Compliance Department is responsible for ensuring that all corporate actions received by RCB are addressed in a timely manner and consistent action is taken across all portfolios.

DIMINIMUS CONDITIONS

RCB may determine that it is in the client’s best interest not to vote proxies received.  Circumstances in which RCB may determine not to vote proxies include the following:

           (a)  If RCB determines that the client no longer holds securities of the issuer;

(b) If the value of a client’s economic interest or RCB’s beneficial interest is insignificant (generally less than .05% of the issuer’s outstanding securities) and is unlikely to influence the ultimate outcome of the shareholder vote; or

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(c)  If, in the case of securities of a foreign issuer, it is not practicable to obtain relevant information, to vote such securities or arrange for a proxy to do so, or voting would result in undesirable trading restrictions on such securities.

Written records of determinations not to vote proxies shall be retained in the records of the Compliance Department.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, RCB will maintain for the time periods set forth in Rule 204-2 (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that RCB may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by RCB that were material to making a decision how to vote or that  memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

RCB will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will advise clients how they may obtain information on how RCB voted their securities.  Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to RCB.

GUIDELINES

Each proxy issue will be considered individually and on a case-by-case basis. RCB’s decisions are governed by its primary duty to safeguard and promote the interests of the accounts and their beneficiaries.  In keeping with this duty, it is the policy of RCB to vote in favor of those proposals, which advance the sustainable economic value of the companies, and thus the shareholders whose securities are held.

RCB has always taken an aggressive corporate governance stance and has used its proxy voting power as well as proactive communication with management of its holdings to convey its views on what it believes to be the rational course of action to be followed in order to create long-term shareholder value. Each company owned in portfolios managed by RCB faces different issues and RCB often encounters very different philosophies and operating styles by which a company expects to achieve such shareholder value.

This being the case:

1.
RCB generally casts proxy votes against issues that seek to entrench the Board and management of a company through anti-takeover measures, staggered Board terms, super majority requirements and poison pill provisions.

2.	RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3.	RCB will not vote shares in the Fund portfolio in favor of any “social” issues unless such issues happen also, in RCB’s judgment, to directly advance shareholder value.

4.
RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors; hold directors and management accountable for performance; allow shareholders to directly vote on takeover proposals by third parties.

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SANDS CAPITAL
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Policy

It is the policy of Sands Capital to vote client proxies in the best interest of its clients.  Proxies are an asset of a client account, which should be treated by Sands Capital with the same care, diligence, and loyalty as any asset belonging to a client.  Consideration will be given to both the short and long term implications of each proposal to be voted on.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Procedures for Sands Capital’s Receipt of Class Actions

The following procedures outline Sands Capital’s receipt of “Class Action” documents from clients and custodians:

Sands Capital will not file “Class Actions” on behalf of any client.  If “Class Action” documents are received by Sands Capital from a client’s custodian, Sands Capital will make a best effort to forward the documents to the client.  Likewise if “Class Action” documents are received by Sands Capital from a client, Sands Capital will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.

Proxy Committee

Sands Capital has established a Proxy Committee.  The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Director of Compliance) and one or more rotating members (Portfolio Managers).  The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities.  A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business.  The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of Sands Capital’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by Sands Capital.  The Proxy Committee reviews reports on Sands Capital’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues.  These criteria and general voting guidelines are set forth in Sands Capital’s Proxy Voting Guidelines (the “Guidelines”).  The Proxy Committee may amend or supplement the Guidelines from time to time.  All Guidelines are to be applied generally and not absolutely, such that Sands Capital’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

In the event that Sands Capital votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires Sands Capital to vote a certain way on an issue, while Sands Capital deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Resolution:

Sands Capital realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair Sands Capital’s ability to vote proxies in an objective manner.  Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

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In the event that the Proxy Committee determines that Sands Capital has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal.  The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest.  To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands Capital’s conflict with the issuer.  If the Proxy Committee determines that a conflict is not material, then Sands Capital may vote the proxy in accordance with the recommendation of the Research Analyst.

In the event that the Proxy Committee determines that Sands Capital has a material conflict of interest with respect to a proxy proposal, Sands Capital will vote on the proposal in accordance with the determination of the Proxy Committee.  Prior to voting on the proposal, Sands Capital may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands Capital will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

Proxy Solicitation

As a matter of practice, it is Sands Capital’s policy to not reveal or disclose to any client how Sands Capital may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any Staff Member accept any remuneration in the solicitation of proxies.  The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this policy.

THIRD AVENUE
Sub-Advisor to the International Fund

Third Avenue has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which Third Avenue has voting discretion, including the Fund.  Under Third Avenue's proxy voting policy, client portfolio securities must be voted in the best interests of its clients.

Normally, Third Avenue exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, proposals by a company for elections of directors, implementation of classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below.  On issues not specifically addressed by the guidelines, Third Avenue will analyze how the proposal may affect the value of the Fund holding the security and will vote in accordance with what it believes to be the best interests of Fund shareholders.  Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients.  The most common circumstances where Third Avenue would elect not to vote involve foreign proxies and securities out on loan.  In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

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 Third Avenue's legal department oversees the administration of proxy voting.  Under its supervision, the accounting department is responsible for processing proxies on securities held by the Funds.  The accounting department forwards proxy and other solicitation materials received to the General Counsel or his designee, who presents the proxies to Third Avenue's Proxy Voting Committee.  The Proxy Voting Committee, consisting of senior portfolio managers designated by Third Avenue's President, determines how the proxies will be voted applying Third Avenue's policy guidelines.  Third Avenue's General Counsel or his designee field any potential conflict issues and document voting determinations.  The Proxy Voting Committee may seek the input of Third Avenue's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted.  Any exception to policy guidelines must be documented in writing.  Third Avenue's General Counsel or his designee instructs the accounting department to vote the proxies in accordance with determinations reached under the process described above.  The Accounting Department votes the proxies by an appropriate method in accordance with instructions received.

Any employee of Third Avenue who may have a direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to Third Avenue's General Counsel.  The General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third-party professional to vote the proxy or advise Third Avenue how to vote, or (5) presenting the conflict to the Board of Trustees of the Fund and obtaining direction on how to vote.

THORNBURG
Sub-Advisor to the International Fund

The following summarizes Thornburg’s procedures for voting securities in each account managed by Thornburg, for the benefit of and in the best interest of the client.  The policy provides procedures for assembling voting information and applying the informed expertise and judgment of Thornburg’s personnel on a timely basis in pursuit of the above-stated voting objectives.

A further element of Thornburg’s policy is that while voting on all issues presented should be considered, voting on all issues is not required.  Some issues presented for a vote of security holders are not relevant to the policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.  Accordingly, Thornburg may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the policy’s voting objectives that Thornburg be able to substitute its judgment in any specific situation for a presumption in the policy where strict adherence to the presumption could reasonably be expected by Thornburg, based upon the information then available (including, but not limited, to media and expert commentary and outside professional advice and recommendations sought by Thornburg on the issue), to be inconsistent with the objectives of the policy.  Accordingly, Thornburg may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a client or the policy.

The key functions of Thornburg’s Proxy Voting Coordinator include:

(a)           Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)           Collecting recommendations, analyses, commentary and other information respecting subjects of proxy votes, from service providers engaged by Thornburg and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

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(c)           Providing to appropriate portfolio managers any specific voting instructions from clients;

(d)           Collecting proxy votes or instructions from portfolio managers and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Thornburg);

(e)           Accumulating voting results as set forth in Thornburg’s policy and transmitting that information to Thornburg’s Compliance Officer; and

(f)           Participating in the annual review of Thornburg’s policy.

The Proxy Voting Coordinator may, with the approval of the President of Thornburg, delegate any portion or all of any one or more of these functions to one or more other individuals employed by Thornburg.  Any portion or all of any one or more of these functions also may be performed by service providers engaged by Thornburg.

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner.  Thornburg may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by Thornburg to evaluate proxy voting issues.

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with the policy.  The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals.  Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by Thornburg.

In any case where a portfolio manager determines that a proxy vote involves an actual conflict of interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by Thornburg.  If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the client for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation.  In all cases where such a vote is referred to the client, Thornburg shall disclose the conflict of interest to the client.

TURNER
Sub-Advisor to the Equity Fund

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management.  Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.  Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

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Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary.  PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management.  Turner’s long-standing practice has been to follow voting guidelines of this type.  Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect, its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to, public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility.  Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management.  Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.  Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings.  Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.  Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.  PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions.  Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues.  In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders.  The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendations, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

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Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.  Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit.  Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships.  In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue.  Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest.  Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant.  Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control.  Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

WELLS CAPITAL
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Pursuant to Rule 206(4)-6 under the Advisers Act, Wells Capital has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of shareholders.  Wells Capital exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital supports sound corporate governance practices within companies in which they invest.

Wells Capital utilizes an independent third-party (“Third-Party”), currently Risk Metrics Group (“Risk Metrics”) (formerly known as Institutional Shareholder Services (“ISS”)), for voting proxies and proxy voting analysis and research. Wells Capital has adopted as its proxy voting guidelines the standard platform developed by Risk Metrics.  In addition, clients may elect to have Wells Capital vote proxies in accordance with guidelines established pursuant to platforms, e.g., Taft-Hartley, to meet their specific business requirements.

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To fulfill its fiduciary duties with respect to proxy voting, Wells Capital has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.

Wells Capital believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where Wells Capital is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it will defer to the Third-Party as to how to vote on such matter in accordance with the voting guidelines of the Third-Party. In addition, Wells Capital will seek to avoid any undue influence as a result of any material conflict of interest that may exist between the interests of a client and Wells Capital or any of its affiliates. To this end, for any Wells Fargo proxy, shares will be voted as directed by an independent fiduciary engaged by Wells Fargo and Company.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, 2010 are available without charge, upon request, by calling toll-free, (800) 960-0188 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling (800) 960-0188.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”), has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust’s insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust’s shareholders and Trustees and reports to and other filings with the SEC and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust’s registration and/or the registration of the shares of the Trust under the securities or “blue sky” laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, that are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust’s custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.  All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such trusteed, officers or employees of the Administrator.

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The following table shows administrative fees paid to the Administrator during the last three years.

Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
2010	$75,338	$339,564	$22,568	$17,879	$13,949
2009	$71,747	$255,899	$22,750	$18,478	$13,492
2008	$107,024	$332,010	$45,797	$38,263	$19,004

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the applicable Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Board.  In general, a Manager’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances.  In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis.  The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The aggregate dollar amounts of brokerage commissions paid by the Funds during the last three years are as follows:

Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
2010	$630,122	$3,553,921	$75,251	$328,375	$38,731
2009	$666,747	$3,176,385	$141,069	$451,112	$70,385
2008	$1,082,366	$4,855,181	$278,745	$893,232	$93,193

Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three years are as follows:

Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
2010	$156,282	$695,162	$8,092	$113,456	$0
2009	$171,155	$1,016,897	$12,225	$152,121	$0
2008	$295,749	$1,537,575	$90,856	$246,305	$14,625

For the fiscal years ended December 31, 2010, 2009, and 2008, the Funds paid the following commission amounts to broker-dealers affiliated with any of the Managers:

Equity Fund

	Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
2010	N/A	N/A	N/A
2009	N/A	N/A	N/A
2008	N/A	N/A	N/A

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International Fund

	Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
2010	MJ Whitman LLC	$30,587	0.86%
2009	MJ Whitman LLC	$158,441	4.99%
2008	MJ Whitman LLC	$233,041	4.80%

Value Fund

	Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
2010	N/A	N/A	N/A
2009	N/A	N/A	N/A
2008	N/A	N/A	N/A

Smaller Companies Fund

	Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
2010	N/A	N/A	N/A
2009	N/A	N/A	N/A
2008	N/A	N/A	N/A

Focused Opportunities Fund

	Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
2010	N/A	N/A	N/A
2009	N/A	N/A	N/A
2008	N/A	N/A	N/A

Subject to such policies as the Advisor and the Board may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by its Management  Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients.  Each Manager is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Manager shall determine.  Each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

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The Funds have not acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Distribution of Fund Shares

The Funds’ principal underwriter is Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or the Distributor.  The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions.  The Distributor is compensated for performing this service by the Advisor and is not paid directly by the Funds.

Distribution Plan

As noted in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Equity Fund and International Fund.

Under the Distribution Plan, the Equity Fund and International Fund are authorized to pay the Equity and International Funds’ distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of the Equity Fund’s or the International Fund’s, as applicable, average daily net assets attributable to Investor Class shares.  The Distribution Plan provides that the Equity and International Funds distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of each Fund’s Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Equity and International Funds’ distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Equity and International Funds during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Equity and International Funds’ distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of the Fund’s shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current shareholders of the Funds, the printing and mailing of sales literature pertaining  to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Equity and International Funds may, from time to time, deem advisable.

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PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Manager, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  The Advisor does not expect each Fund’s portfolio turnover rate to exceed 150% in most years.

Portfolio turnover rates for the fiscal years ended December 31, 2010 and 2009 were as follows:

Portfolio Turnover Rates
	2010	2009
Equity Fund	77.22%	87.83%
International Fund	98.74%	104.05%
Value Fund	41.67%	48.20%
Smaller Companies Fund	113.76%	131.36%
Focused Opportunities Fund	45.47%	62.70%

NET ASSET VALUE

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern time) each business day that the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE.  In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading.  In that case, the price used to determine a Fund’s net asset value on the last day on which such exchange was open will be used, unless the Board determines that a different price should be used.  Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s net asset value is not calculated.  Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations or, if such quotations are not readily available, at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.

Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds' accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market.  Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation.  Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

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Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Board, or at fair value as determined in good faith by procedures approved by the Board.  Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price.  An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price.  The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price.  When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.  If an options or futures exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

An example of how the Funds calculated the total offering price per share as of December 31, 2010 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity Fund – Institutional Class

$345,682,399	=	$12.97
26,657,260

Equity Fund – Investor Class

$141,588	=	$12.94
10,944

International Fund – Institutional Class

$1,448,975,395	=	$15.05
96,259,448

International Fund – Investor Class

$243,160,654	=	$15.03
16,179,170

Value Fund – Institutional Class

$102,055,719	=	$11.65
8,759,782

Smaller Companies Fund – Institutional Class

$85,109,712	=	$12.85
6,625,656

Focused Opportunities Fund – Institutional Class

$65,463,690	=	$9.67
6,772,570

TAXATION

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code.  In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares.  In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.  Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.  Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

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Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the Internal Revenue Service (“IRS”) with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 28% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to backup withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectus.  In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Each Fund may receive dividend distributions from U.S. corporations.  To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the “dividends received” deduction, and individual shareholders may have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum capital gains tax rate (0% or 15%).  Availability of the deduction and/or taxation at the maximum capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund.  Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option.  Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

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Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.  Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares.  Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period.  All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment.  Foreign taxes may apply to non-U.S. investors.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds.  Paul, Hastings, Janofsky & Walker LLP, counsel to the Trust, has expressed no opinion in respect thereof.  Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund.  Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.  The Funds also are required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996.  The Equity Fund commenced operations on December 31, 1996.  The International Fund commenced operations on December 1, 1997.  The Value Fund commenced operations on June 30, 2000.  The Smaller Companies Fund commenced operations on June 30, 2003.  The Focused Opportunities Fund commenced operations on June 30, 2006.  The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund.  Each share represents an interest in a Fund proportionately equal to the interest of each other share.  Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders.  If deemed advisable and in the best interest of shareholders, the Board may create additional series of shares that differ from each other only as to dividends.  The Board has created five series of shares, and may create additional series in the future, which have separate assets and liabilities.  Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Funds.  Currently, the Equity Fund and International Fund are each authorized to issue two classes of shares: Institutional Class shares and Investor Class shares.  The Value Fund, Smaller Companies Fund and Focused Opportunities Fund are each authorized to issue one class of shares: Institutional Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials.  These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy.  Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.  The number of votes each shareholder is entitled to is based on the number of shares he or she owns.  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders.  It is not contemplated that regular annual meetings of shareholders will be held.

The Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund are the only operating series of shares of the Trust.  The Board may, at its own discretion, create additional series of shares.  The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

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The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee.  No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares.  Shareholders have no preemptive or conversion rights.  Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Advisor has obtained an exemptive order from the SEC which permits it, subject to certain conditions, to retain new investment managers with the approval of the Board but without obtaining shareholder approval.  The order also permits the Advisor to change the terms of agreements with the Managers or to continue the employment of a Manager after an event that would otherwise cause the automatic termination of services.  Shareholders must be notified of any Manager changes.  Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of a Fund.  The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

The Trust, the Advisor, the Managers and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Managers and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts  02171 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent.  The Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, assists in the preparation of certain reports to the SEC and the Fund’s tax returns.  The Trust’s legal counsel is Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105.

The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (a redemption in kind).  If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2010 and PricewaterhouseCoopers LLP’s report thereon are incorporated by reference.  The report of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of PricewaterhouseCoopers LLP and on the authority of such firm as experts in auditing and accounting.  Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

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APPENDIX
Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa---Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications.  The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

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Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety.  The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics.  Capacity for timely payment on issues with the designation “A-2” is strong.  However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Table of Contents - SAI